STOCK FUNDS ANNUAL REPORT

                            YEAR ENDED JUNE 30, 1998



                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                             SMALL CAP GROWTH FUND
                                 BALANCED FUND
                           INTERNATIONAL GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND
                              REGIONAL GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND


                                     [LOGO]
                                SIT MUTUAL FUNDS

                            THE INVESTMENT IS MUTUAL

                               SIT MUTUAL FUNDS
                            STOCK FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

       Chairman's Letter..............................................        2

       Performance Review.............................................        4

       Fund Reviews and Portfolios of Investments

             Large Cap Growth Fund....................................        6

             Mid Cap Growth Fund......................................       10

             Small Cap Growth Fund....................................       14

             Balanced Fund............................................       18

             International Growth Fund................................       22

             Developing Markets Growth Fund...........................       26

             Regional Growth Fund.....................................       30

             Science and Technology Growth Fund.......................       34

       Notes to Portfolios of Investments.............................       37

       Statements of Assets and Liabilities...........................       38

       Statements of Operations.......................................       40

       Statements of Changes in Net Assets............................       42

       Notes to Financial Statements..................................       46

       Financial Highlights...........................................       51

       Independent Auditors' Report...................................       59

       Federal Income Tax Information.................................       60




         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - YEAR ENDED JUNE 30, 1998

[PHOTO]

Dear Fellow Shareholders:

   Domestic equity returns were robust during the first half of 1998, continuing the trend of the prior three years. International equity returns however were decidedly mixed. The crisis in Asia has affected stock markets and economies worldwide in myriad ways creating a most interesting investment environment.

Economic Overview

   At his June 10th Joint Economic Committee testimony, Federal Reserve Chairman Alan Greenspan gave the economy glowing praise saying, "The current economic performance, with its combination of strong growth and low inflation, is as impressive as any I have witnessed in my near half-century of daily observation." While we agree, risks do exist, which are discussed below.
   With the consumer leading the way, GDP growth has been very strong over the past four quarters. Quarter-to-quarter annualized growth over this period measured +3.1%, +3.7%, +5.5% and +1.4%. Growth was constrained in the most recent quarter by the just-settled strike at General Motors. Underlying consumer spending trends remain strong. There are few reasons to believe that the consumer juggernaut is likely to grind to a halt over the near term. Personal income and disposable personal income, the sources of spending, are advancing at rates consistent with or slightly higher than those of the past 18 months. The primary risk to continued strong economic growth remains Asia where many economies are experiencing sharp decelerations. While the U.S. trade deficit's deterioration is not as serious structurally as in the 1980s, GDP figures may still be impacted. We believe U.S. real GDP growth will measure +2.5% during 1998's second half.
   One year ago, Thailand floated the baht, the action that was subsequently seen as triggering the Pacific region's economic crisis. Recently, with the Japanese yen having weakened from 115 to 145 to the dollar, the U.S. intervened in currency markets jointly with Japan to sell dollars and buy yen. We believe that this and any further interventions will be insufficient to correct Japan's inherent problems without meaningful internal structural changes. Despite the dramatic change in the yen-dollar exchange rate, the dollar has strengthened just 5.7% versus a trade-weighted basket of currencies representing the G-10 nations and Switzerland over the past year.
   The dollar's strength dampens inflation as imports become cheaper in dollar terms. Inflation news has been very good, but several indices have reached year-over-year rates of change that have been associated with cyclical bottoms in the past. This is especially true for industrial and commodity price indices including the NAPM Prices Paid Index, currently at a 12-year-low, and the Commerce Department's Producer Price Index for Crude Materials. Even the Consumer Price Index appears to have reached an intermediate bottom as the May year-over-year figure of +1.7% represented an increase over the average +1.4% gain for February through April. Our expectations are that the CPI will continue to show +1.7% to +1.8% readings over the next several months. This is a very low rate in a historical perspective, but does suggest a reversal in the trend of declining inflation.
   Remarkably, there has been no change in the 5.50% federal funds rate since our last annual letter to you in June 1997. Despite the rosy scenario articulated by Chairman Greenspan mentioned above, the Federal Reserve is "remaining watchful for signs of potential inflationary imbalances." As long as overall inflation remains dormant and the Asian economies continue to show weakness, we expect the Fed to maintain its policy of neutrality, but with a bias toward tightening.
   With regard to the U.S. fiscal policy, the Congressional Budget Office raised its estimates of the fiscal 1998 budget surplus to a range of $43 billion to $63 billion, but many private forecasters are estimating $80 billion to $90 billion. A surplus of $175 billion is possible in fiscal 1999. As a percentage of GDP, this would be a net surplus of +2% of GDP, representing a 6.7 percentage point swing from the record deficit year of 1992 when the deficit was -4.7% of GDP. While booming financial markets have produced huge capital gains for taxation purposes, wage and salary withholding have been growing nearly ten percent reflecting high levels of employment and a strong economy.
   A regional recession has enveloped Asia and adverse spillover effects are being felt outside the region, particularly in countries dependent on the sale of commodities. In a rapid decline, the Japanese yen reached an eight-year low versus the U.S. dollar. Financial reforms are proceeding at a slow pace hindered by strained financial resources in the rest of the region and political considerations. Conversely, economic momentum continues to accelerate in Europe driven by declining interest rates and unemployment and the wealth effects of strongly rising equity markets. Privatization and corporate restructurings on the continent are other structural positives.

Equity Strategy Summary

   Equity returns for the Sit Mutual Funds varied widely over the past year. The Sit Large Cap Growth Fund advanced by +35.3% while the Sit Developing Markets Growth Fund struggled. Of course, each had very different investment climates in which to participate. We are proud to report both funds topped their respective benchmarks by at least five percentage points, in fact the Developing Markets Fund surpassed the return of the MSCI Emerging Markets Free Index by nearly ten percentage points. This may seem small solace considering the overall negative return, but we continued to work hard to find the best opportunities in even the most difficult market conditions.
   In our December, 1997 Semi-Annual Report letter to you, we stated our opinion that it was unlikely that the +31.2% annualized rate achieved by the S&P 500 over the previous three years would continue. The first half of 1998, however, proved us wrong with the S&P 500 advancing +17.7%, which if matched in the second half of the year would imply a +38.5% return for the year. But, this extraordinary performance has left valuations extended. Measurements such as price-earnings, price-to-book, dividend yield and aggregate stock-values-to-GDP ratios are all at high levels.
   Declining interest rates have been a key support for the equity market's advance. Our contention that inflation rates have likely bottomed may make further interest rate declines less probable. In addition, falling earnings estimates create room for a market disappointment. We are monitoring both these variables closely.
   Given the fact that consensus S&P 500 profit estimates are moderating, we have been vigilantly assessing earnings growth rates for our domestic equity funds. The 5-year projected growth rates for our Large Cap Growth, Mid Cap Growth and Small Cap Growth Funds actually accelerated over the past year. We believe this key characteristic was a driver of the outperformance each fund achieved on a year-to-date basis and gives rise to confidence for the rest of 1998. Technology, health care, financial services, retail and business equipment and services are our favored sectors.
   Internationally, emerging market risk continues to be high as Asia's recession deepens. Latin American markets have clearly been affected by Asia's problems. European markets could undergo a temporary correction due to the ripple effects from the economic and market weakness in Asia and Russia and simply pause after a stellar +26.5% return in the first half of 1998. But, increased capital flows to Europe from Asia should continue, as return on capital in Asia is nearly invisible. Additionally, European Monetary Union (EMU) and increased funds from changing pension systems should be powerful positive secular events. As is the case domestically, European valuations are stretched in historic terms, but may not be out of line given low and declining interest rates and a bright earnings growth picture.
   Finally, we would like to note independent third party recognition that many of the Sit Mutual Funds have recently received. We are proud and pleased by this recognition as it means knowledgeable sources judge that we are doing a good job for our shareholders. Morningstar, Inc.* recently granted the Sit Large Cap Growth Fund a five-star ranking out of 2,564 funds in the domestic stock category for the 3-year period ended June 30, 1998 and four of our funds were referenced in FORTUNE Magazine's list of the 221 best mutual funds in the August 17th issue.

Thank you for investing with us.

With best wishes,


/s/ Eugene C. Sit
--------------------------------------
Eugene C. Sit, CFA
Chairman and Chief Investment Officer
August 10, 1998



*Morningstar proprietary ratings reflect historical risk adjusted performance through 6/30/98. These ratings are subject to change monthly and are calculated from the fund's 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4 stars. Sit Large Cap Growth has a 5-star rating for the 3- and 5-year periods out of 2,564 and 1,481 funds, respectively, and a 4-star rating for the 10-year period out of 726 funds in the domestic stock category.

SIT MUTUAL FUNDS
YEAR ENDED JUNE 30, 1998 PERFORMANCE REVIEW - STOCK FUNDS

                               STOCK FUNDS REVIEW

   Equity returns varied widely over the past twelve months in terms of capitalization size, investment style and geography.
   In the United States, large cap stocks continued to perform best, largely driven by investors desiring liquidity in an increasingly volatile market. Also, international investors are allocating additional assets to the U.S. and appear to be gravitating toward the largest stocks. In fact, on a year-to-date basis, the top fifty stocks in the S&P 500 have contributed the majority of that Index's return. Another factor that supported large cap relative performance was superior earnings growth, though this may be changing. Several high profile multinationals, including Boeing, Disney and DuPont, have reported disappointing results due to adverse currency translation from a strengthening dollar and slack Asian demand. For the year ended June 30, 1998, the large capitalization S&P 500 Index advanced +30.2% compared with the S&P MidCap 400 Index's return of +27.2% and a +16.5% result for the small cap Russell 2000 Index.
   Large Cap growth stocks outperformed value stocks with returns of +31.4% and +28.8%, respectively, as measured by the respective Russell 1000 indices. The advantage was reversed in the Small Cap Russell 2000 Index as the growth segment rose +13.2% and the value component +19.9%.
   International investing was a case of feast or famine over the year ended June 30, 1998. The year correlated nearly exactly with the timing of the devaluation of Thailand's baht, which precipitated the crisis in Asia. The MSCI Europe Index moved up +37.1%, but the MSCI Pacific Index dropped by -34.6%. We believe Europe will benefit the from the upcoming monetary union and corporate restructuring while Asian nations will continue to suffer from structural challenges.

                                       1986      1987      1988
                                      -----     -----     -----


SIT LARGE CAP GROWTH                  21.83%     5.32%     5.33%
SIT MID CAP GROWTH                    10.33      5.50      9.77
SIT SMALL CAP GROWTH                   ----      ----      ----
SIT BALANCED                           ----      ----      ----
SIT INTERNATIONAL GROWTH               ----      ----      ----
SIT DEVELOPING MARKETS GROWTH          ----      ----      ----
SIT REGIONAL GROWTH FUND               ----      ----      ----
SIT SCIENCE & TECHNOLOGY GROWTH        ----      ----      ----
S&P 500 INDEX                         18.64      5.28     16.55
S&P MIDCAP 400 INDEX                  16.21     -2.04     20.87
RUSSELL 2000 INDEX (2)                  --        --        --
EAFE INDEX(3)                           --        --        --
MSCI EMERGING MARKETS FREE INDEX(4)     --        --        --
PSE TECHNOLOGY 100 INDEX                --        --        --


                                           NASDAQ
                                           SYMBOL          INCEPTION

SIT LARGE CAP GROWTH                        SNIGX           09/02/82
SIT MID CAP GROWTH                          NBNGX           09/02/82
SIT SMALL CAP GROWTH                        SSMGX           07/01/94
SIT BALANCED                                SIBAX           12/31/93
SIT INTERNATIONAL GROWTH                    SNGRX           11/01/91
SIT DEVELOPING MARKETS GROWTH               SDMGX           07/01/94
SIT REGIONAL GROWTH FUND                     N/A            12/31/97
SIT SCIENCE & TECHNOLOGY GROWTH              N/A            12/31/97

S&P 500 INDEX(5)
S&P MIDCAP 400 INDEX(5)
RUSSELL 2000 INDEX(2)
EAFE INDEX(3)
MSCI EMERGING MARKETS FREE INDEX(4)
PSE TECHNOLOGY 100 INDEX

(1) Period from Fund inception through calendar year-end.
(2) Figures assume an inception date of 7/1/94.
(3) Figures assume an inception date of 10/31/91.
(4) Figures assume an inception date of 6/30/94.
(5) Figures assume an inception date of 9/2/82.


                                     TOTAL RETURN - CALENDAR YEAR
---------------------------------------------------------------------------------------------------       YTD
   1989        1990       1991        1992       1993       1994         1995       1996       1997      1998
   ----        ----       ----        ----       ----       ----         ----       ----       ----      ----

  32.02%      -2.37%     32.72%       4.94%      3.15%      2.83%       31.66%      23.05%     31.70%    23.23%
  35.15       -2.04      65.50       -2.14       8.55      -0.47        33.64       21.87      17.70     12.25
  ----        ----       ----         ----       ----      11.57(1)     52.16       14.97       7.63      6.38
  ----        ----       ----         ----       ----      -0.33        25.43       15.80      21.73     14.81
  ----        ----        4.10(1)     2.69      48.37      -2.99         9.36       10.31       4.81     15.79
  ----        ----       ----         ----       ----      -2.02(1)     -4.29       17.27      -5.20    -12.56
  ----        ----       ----         ----       ----       ----         ----        ----       ----     12.60
  ----        ----       ----         ----       ----       ----         ----        ----       ----     17.70
  31.61       -3.05      30.46        7.64      10.07       1.32        37.58       22.96      33.36     17.71
  35.55       -5.12      50.11       11.92      13.95      -3.60        30.94       19.19      32.29      8.63
    --          --         --          --         --        4.61        28.45       16.49      22.36      4.93
    --          --        0.26      -12.17      32.56       7.78        11.21        6.05       1.78     15.93
    --          --         --          --         --        2.80        -6.94        3.92     -13.40    -19.87
    --          --         --          --         --         --           --          --         --      19.06




                                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                   PERIODS ENDED JUNE 30, 1998
                TOTAL RETURN                   -----------------------------------------------------------------
        QUARTER           SIX  MONTHS                                                                    SINCE
     ENDED 6/30/98       ENDED 6/30/98            1 YEAR      3 YEARS        5 YEARS      10 YEARS     INCEPTION
    ---------------------------------          -----------------------------------------------------------------

          6.70%               23.23%              35.33%        30.64%       22.87%       17.27%         17.16%
         -1.20                12.25               22.19         23.97        18.47        16.92          19.26
         -1.31                 6.38               11.70         18.12         ----         ----          22.27
          4.63                14.81               23.95         21.17         ----         ----          16.96
          0.37                15.79                7.50         11.51        13.38         ----          12.96
        -18.91               -12.56              -30.52         -1.21         ----         ----          -2.29
          1.17                12.60                ----          ----         ----         ----          12.60
          5.47                17.70                ----          ----         ----         ----          17.70

          3.30                17.71               30.17         30.24        23.08        18.56          18.99
         -2.14                 8.63               27.15         24.01        18.45        18.36          18.99
         -4.66                 4.93               16.51         18.86         --            --           19.07
          1.06                15.93                6.10         10.69        10.03          --            8.76
        -24.20               -19.87              -40.35        -11.16          --           --           -8.86
         -0.01                19.06                 --            --           --           --           19.06


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT LARGE CAP GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1998

[PHOTO]

PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
RONALD D. SIT, CFA
   PORTFOLIO MANAGER

   Based on performance through June 30, 1998, the Sit Large Cap Growth Fund received Morningstar's(1) highest rating of 5 stars among 2,564 funds in the domestic stock fund category for the 3-year time period.
   The Sit Large Cap Growth Fund posted strong performance during the fiscal year ended June 30, 1998. The Fund's total return of +35.3% compared favorably with the +22.1% return of the Lipper Growth & Income Fund Index, and ranked in the 2nd percentile out of 667 such funds. For 5 years, the Fund's +22.9% return was in the 4th percentile and for 10 years its +17.3% return was in the 18th percentile.
   The U.S. stock market recorded its unprecedented fourth consecutive year of +30% total returns over the past 12 months driven by a continuing strong economy, better-than-expected inflation and satisfactory profit gains, which more than offset impacts of the Asian financial crisis. We expect economic growth to slow in the period ahead and believe this environment will highlight the relative attractiveness of companies with strong and predictable earnings growth rates. The average 1998 earnings gain projected for the companies held in the Fund is +18.9%, which is significantly higher than the broad market's +8.1% expected increase.
   As of June 30th, the Fund was 96% invested in equities. Significant industry weighting changes during the year included increases in the retail sector, where we added Dayton Hudson and Lowe's Companies, and the utility sector, where we added AirTouch Communications, Cincinnati Bell and WorldCom. Reductions occurred in the health care sector, where we sold Amgen, Johnson & Johnson and Oxford Health Plans, and the consumer non-durables sector, where we eliminated Campbell Soup and Philip Morris. Technology, health care and financial services remain the three most heavily weighted sectors.
   Assets in the Large Cap Growth Fund totaled $117.5 million at the end of June, up from $72.2 million a year ago. We greatly appreciate shareholders' continued interest and participation in the Fund.

                        INVESTMENT OBJECTIVE AND STRATEGY
                        ---------------------------------

     The objective of the Sit Large Cap Growth Fund is to achieve long-term capital appreciation and, secondarily, current income. The Fund pursues this objective by investing primarily in common stocks of medium to large size growth companies. As of June 30, 1998, the Fund was invested exclusively in such securities.


                                PORTFOLIO SUMMARY
                                -----------------

   Net Asset Value 6/30/98:  $49.34 Per Share
                   6/30/97:  $40.39 Per Share

          Total Net Assets:  $117.50 Million

            TOTAL DIVIDEND:  $4.24 PER SHARE
    Long-Term Capital Gain:  $4.16 Per Share
   Short-Term Capital Gain:  $0.01 Per Share
                    Income:  $0.07 Per Share


                               PORTFOLIO STRUCTURE
                               -------------------
                             (% of total net assets)
[BAR GRAPH]

Technology                         20.2
Health Care                        15.0
Financial                          13.4
Retail                             11.2
Consumer Non-Durables               6.8
Consumer Services                   5.7
Capital Goods                       5.3
Utilities                           5.2
Business Equip. & Services          4.5
Energy                              4.1
Transportation                      1.9
Raw Materials                       1.9
Consumer Durables                   0.8
Other Assets and Liabilities        4.0



                          AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                    ----------------------------------------   ----------------------------------------
                     Large Cap     Russell 1000       S&P       Large Cap     Russell 1000       S&P
                    Growth Fund    Growth Index    500 Index   Growth Fund    Growth Index    500 Index
                    -----------    ------------    ---------   -----------    ------------    ---------
  3 Months             6.70%           4.54%          3.30%         6.70%          4.54%         3.30%
     (not annualized)
  1 Year              35.33           31.39          30.17         35.33          31.39         30.17
  5 Years             22.87           23.48          23.08        180.04         187.07        182.41
  10 Years            17.27           19.15          18.56        392.06         476.86        448.78
  Inception           17.16           18.34          18.99       1128.56        1341.00       1469.99
    (9/2/82)

* As of 6/30/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 AND RUSSELL 1000 GROWTH INDICES. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS. ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

(1) MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK ADJUSTED
PERFORMANCE THROUGH 6/30/98. THESE RATINGS ARE SUBJECT TO CHANGE MONTHLY AND ARE CALCULATED FROM THE FUND'S 3-, 5- AND 10-YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY TREASURY BILL RETURNS. TEN PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE 5 STARS, 22.5 % RECEIVE 4 STARS. SIT LARGE CAP GROWTH HAS A 5-STAR RATING FOR THE 3- AND 5-YEAR PERIODS OUT OF 2,564 AND 1,481 FUNDS, RESPECTIVELY, AND A 4-STAR RATING FOR THE 10-YEAR PERIOD OUT OF 726 FUNDS IN THE DOMESTIC STOCK CATEGORY.

                               GROWTH OF $10,000
                               -----------------

[PLOT POINTS GRAPH]

SIT LARGE CAP GROWTH FUND
S&P 500 INDEX

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/98 would have grown to $122,856 in the Fund, $156,999 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                              10 LARGEST HOLDINGS
                              -------------------

* Dayton Hudson Corp.
* Cisco Systems, Inc.
* General Electric Co.
* AirTouch Communications, Inc.
* Mercury General Corp.
* Pfizer, Inc.
* Microsoft Corp.
* Schlumberger, Ltd.
* Merck & Co., Inc.
* Home Depot, Inc.

Total number of holdings: 69

SIT LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED JUNE 30, 1998

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                                  MARKET VALUE(1)
-------------------------------------------------------------------------------

COMMON STOCKS (96.0%) (2)
   BUSINESS EQUIPMENT & SERVICES (4.5%)
      34,000    Ceridian Corp. (3)                                  $1,997,500
      15,000    Computer Sciences Corp. (3)                            960,000
      25,125    Paychex, Inc.                                        1,022,273
      13,500    Xerox Corp.                                          1,371,938
                                                                  ------------
                                                                     5,351,711
                                                                  ------------

   CAPITAL GOODS (5.3%)
      42,000    General Electric Co.                                 3,822,000
      10,000    Owens Corning Corp.                                    408,125
      16,500    Sundstrand Corp.                                       944,625
      19,500    Tyco International, Ltd.                             1,228,500
                                                                  ------------
                                                                     6,403,250
                                                                  ------------
   CONSUMER DURABLES (0.8%)
      24,000    Harley-Davidson, Inc.                                  930,000
                                                                  ------------

   CONSUMER NON-DURABLES (6.8%)
      27,000    Coca Cola Co.                                        2,308,500
      10,000    Crown Cork & Seal Company, Inc. (3)                    475,000
      33,000    Gillette Co.                                         1,870,688
      13,000    Pioneer Hi-Bred International, Inc.                    537,875
      18,500    Proctor & Gamble Co.                                 1,684,656
      14,000    Unilever, N.V.                                       1,105,125
                                                                  ------------
                                                                     7,981,844
                                                                  ------------

   CONSUMER SERVICES (5.7%)
      51,000    CBS Corp. (3)                                        1,619,250
      50,000    Cendant Co. (3)                                      1,043,750
      50,000    Marriott International, Inc. - Class A (3)           1,618,750
      16,000    Time Warner, Inc.                                    1,367,000
      17,000    Viacom, Inc. - Class B (3)                             990,250
                                                                  ------------
                                                                     6,639,000
                                                                  ------------

   ENERGY (4.1%)
      12,500    Anadarko Petroleum Corp.                               839,844
      45,000    Schlumberger, Ltd.                                   3,074,063
      19,500    Transocean Offshore, Inc.                              867,750
                                                                  ------------
                                                                     4,781,657
                                                                  ------------
   FINANCIAL (13.4%)
      BANKING (3.8%)
      17,000    Chase Manhattan Corp.                                1,283,500
       9,000    Citicorp                                             1,343,250
      48,000    Norwest Corp.                                        1,794,000
                                                                  ------------
                                                                     4,420,750
                                                                  ------------
      FINANCIAL SERVICES (2.6%)
      15,000    Associates First Capital Corp.                       1,153,125
      22,000    Federal Home Loan Mortgage Corp.                     1,035,375
      16,000    Franklin Resources, Inc.                               864,000
                                                                  ------------
                                                                     3,052,500
                                                                  ------------
      INSURANCE (7.0%)
      15,000    American International Group, Inc.                  $2,190,000
      14,000    Equitable Companies, Inc.                            1,048,250
      22,500    EXEL, Ltd.                                           1,750,781
      50,500    Mercury General Corp.                                3,247,781
                                                                  ------------
                                                                     8,236,812
                                                                  ------------
   HEALTH CARE (15.0%)
      BIOTECHNOLOGY/ PHARMACEUTICALS (10.9%)
      16,000    Bristol-Myers Squibb Co.                             1,839,000
      25,000    Eli Lilly & Co.                                      1,651,563
      21,500    Merck & Co., Inc.                                    2,875,625
      29,500    Pfizer, Inc.                                         3,206,281
      13,000    SmithKline Beecham, A.D.R.                             786,500
      34,500    Warner Lambert Corp.                                 2,393,438
                                                                  ------------
                                                                    12,752,407
                                                                  ------------
      MEDICAL EQUIPMENT/ SUPPLIES (1.8%)
      25,000    Medtronic, Inc.                                      1,593,750
      15,000    Stryker Corp.                                          575,625
                                                                  ------------
                                                                     2,169,375
                                                                  ------------
      MEDICAL FACILITIES MANAGEMENT (2.3%)
      63,500    HBO & Co.                                            2,238,375
      16,000    HEALTHSOUTH Corp. (3)                                  427,000
                                                                  ------------
                                                                     2,665,375
                                                                  ------------
   RAW MATERIALS (1.9%)
      39,000    Monsanto Co.                                         2,179,125
                                                                  ------------

   RETAIL (11.2%)
     107,000    Dayton Hudson Corp.                                  5,189,500
      21,000    Gap, Inc.                                            1,294,125
      29,250    Home Depot, Inc.                                     2,429,578
      25,000    Kohl's Corp. (3)                                     1,296,875
      25,000    Lowe's Companies, Inc.                               1,014,063
      48,000    Walgreen Co.                                         1,983,000
                                                                  ------------
                                                                    13,207,141
                                                                  ------------
   TECHNOLOGY (20.2%)
      COMPUTER RELATED (2.1%)
       7,000    Dell Computer Corp. (3)                                649,688
      40,000    EMC Corp. (3)                                        1,792,500
                                                                  ------------
                                                                     2,442,188
                                                                  ------------

      COMPUTER SOFTWARE/ SERVICES (7.6%)
      38,550    Computer Associates International, Inc.              2,141,934
      28,500    Microsoft Corp. (3)                                  3,088,688
      40,500    Parametric Technology Co. (3)                        1,098,562
      28,000    Peoplesoft, Inc. (3)                                 1,316,000
       5,500    SAP, A.D.S. (4)                                      1,237,500
                                                                  ------------
                                                                     8,882,684
                                                                  ------------
      SEMICONDUCTORS & RELATED (1.9%)
      21,700    Intel Corp.                                          1,608,512
      11,500    Texas Instruments, Inc.                                670,594
                                                                  ------------
                                                                     2,279,106
                                                                  ------------

-------------------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                                  MARKET VALUE(1)
-------------------------------------------------------------------------------

      TELECOMMUNICATIONS & EQUIPMENT (8.6%)
      27,500    ADC Telecommunications, Inc.(3)                     $1,004,609
      22,500    Ascend Communications, Inc.(3)                       1,115,156
      20,000    Ciena Corp. (3)                                      1,392,500
      44,250    Cisco Systems, Inc. (3)                              4,073,766
      16,000    Lucent Technologies, Inc.                            1,331,000
      16,500    Tellabs, Inc. (3)                                    1,181,812
                                                                  ------------
                                                                    10,098,843
                                                                  ------------
   TRANSPORTATION (1.9%)
      27,500    AMR Corp. (3)                                        2,289,375
                                                                  ------------

   UTILITIES (5.2%)
      60,000    AirTouch Communications, Inc.(3)                     3,506,250
      30,000    Cincinnati Bell, Inc.                                  858,750
      35,000    WorldCom, Inc. (3)                                   1,695,312
                                                                  ------------
                                                                     6,060,312
                                                                  ------------
Total common stocks
   (cost: $70,273,973)                                             112,823,455
                                                                  ------------

SHORT-TERM SECURITIES (10.3%)(2)
   1,600,000    American Express Credit Corp.,
                   5.57%, 7/1/98                                     1,600,000
     700,000    Federal Natl. Mtg. Assoc.,
                   5.60%, 7/2/98                                       699,891
   1,435,000    General Electric Capital Corp.,
                   5.80%, 7/7/98                                     1,433,613
   1,250,000    General Electric Co.,
                   5.58%, 7/6/98                                     1,249,031
                General Motors Accept Corp.:
   1,752,000       5.62%, 7/3/98                                     1,751,453
   1,691,000       5.58%, 7/6/98                                     1,689,689
   1,262,000    Household Finance Corp.,
                   5.54%, 7/2/98                                     1,261,806
   1,452,000    Sears Roebuck Accept. Corp.,
                   5.90%, 7/2/98                                     1,451,762
   1,000,000    Sit Money Market Fund,
                   5.30% (6)                                         1,000,000
                                                                  ------------

Total short-term securities
   (cost: $12,137,245)                                              12,137,245
                                                                  ------------

Total investments in securities
   (cost: $82,411,218)(8)                                         $124,960,700
                                                                  ============

         See accompanying notes to portfolios of investments on page 37.

SIT MID CAP GROWTH FUND REVIEW
YEAR ENDED JUNE 30,1998

[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ERIK S. ANDERSON, CFA
   PORTFOLIO MANAGER

   A return of +22.2% was posted by the Sit Mid Cap Growth Fund for the period ended June 30, 1998. The positive outcome was driven by investment in financial sector stocks, which advanced +43.8% on average and comprised 16.7% of the portfolio at June 30, and retail stocks which moved ahead +69.3% on average and made up 11.9% of the Fund. Kohl's Corp. enjoyed the strongest advance in retail rising +96.7% making it one of the top five holdings in the Fund. Other noteworthy gains were posted by Dendrite International and Legato Systems, rising +128.0% and +321.6%, respectively.
   Our allocation to retail stocks increased markedly over the past year, from 2.3% to 11.9%. Consumer confidence is high, spending is robust and these companies are sheltered from much of Asia's turmoil. Indeed, some retailers like Pier 1 Imports benefit from lower costs of goods sourced from the Far East. Technology, business equipment & services, financial and health care are the four most heavily weighted sectors, just as they were a year ago, although the allocation to technology has decreased -5.6% and to business equipment & services has increased by +4.2%. We will continue to employ sector rotation to capitalize on prevailing opportunities.
   Slowing earnings growth for the market has led to mid cap growth stocks outperforming value stocks thus far in 1998. We expect this trend to continue. Despite slowing overall growth, earnings growth for stocks in the Fund remains high at a forecasted rate of +25.8% and +25.4% for 1998 and 1999, respectively. Despite forecasted earnings growth of three times that of the market, stocks held in the Fund possess a price-to-earnings ratio (based on 1999 earnings estimates) of 24.4 times, actually below that of the market. Attractive valuations and stalwart growth prospects make us optimistic about the Fund's outlook.

                        INVESTMENT OBJECTIVE AND STRATEGY
                        ---------------------------------

   The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

   The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth.

                               PORTFOLIO SUMMARY
                               -----------------

Net Asset Value 6/30/98:     $ 16.49 Per Share
                6/30/97:     $ 15.43 Per Share

       Total Net Assets:     $404.33 Million

         TOTAL DIVIDEND:     $ 2.02
 Long-Term Capital Gain:     $ 2.02

                              PORTFOLIO STRUCTURE
                              -------------------
                            (% of total net assets)
[BAR GRAPH]

Technology                         17.5
Business Equipment & Services      16.8
Financial                          16.7
Health Care                        14.6
Retail                             11.9
Consumer Services                   7.9
Capital Goods                       4.5
Energy                              3.7
Consumer Durables                   2.4
Utilities                           2.1
Other Assets and Liabilities        1.9


                               AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                               -----------------------------                 -------------------------
                       Mid Cap     Russell Mid Cap   S&P MidCap      Mid Cap     Russell Mid Cap    S&P MidCap
                     Growth Fund    Growth Index      400 Index    Growth Fund    Growth Index       400 Index
                     -----------    ------------      ---------    -----------    ------------       ---------
  3 Months             -1.20%          -0.06%            -2.14%        -1.20%        -0.06%            -2.14%
     (not annualized)
  1 Year               22.19           24.02             27.15         22.19         24.02             27.15
  5 Years              18.47           18.39             18.45        133.39        132.61            133.13
  10 Years             16.92           16.31             18.36        377.21        353.01            439.62
  Inception            19.26            n/a              18.99       1526.77          n/a            1468.45
    (9/2/82)


*  As of 6/30/98

   PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P MIDCAP 400 AND RUSSELL MID CAP GROWTH INDICES.

                                GROWTH OF $10,000
                                -----------------

[PLOT POINTS GRAPH]

SIT MID CAP GROWTH FUND
S&P MIDCAP 400 INDEX

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/98 would have grown to $162,677 in the Fund or $156,845 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.

                               10 LARGEST HOLDINGS
                               -------------------

* Mercury General Corp.
* HBO & Co.
* Elan Corp., p.l.c., A.D.R.
* Kohl's Corp.
* Staples, Inc.
* Peoplesoft, Inc.
* T. Rowe Price & Associates
* Proffitt's, Inc.
* Ceridian Corp.
* Ace, Ltd.

Total number of holdings: 56

SIT MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED JUNE 30, 1998
-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                                  MARKET VALUE(1)
-------------------------------------------------------------------------------
COMMON STOCKS (98.1%)(2)
   BUSINESS EQUIPMENT & SERVICE (16.8%)
      14,800    AAR Corp.                                         $    437,525
     175,000    Accustaff, Inc(3)                                    5,468,750
     191,500    Ceridian Corp(3)                                    11,250,625
     259,600    Dendrite International, Inc.(3)                      9,767,450
     237,150    Fiserv, Inc.(3)                                     10,071,464
     168,800    Metamor Worldwide, Inc.(3)                           5,939,650
     152,500    National Data Corp.                                  6,671,875
     211,200    Paychex, Inc.                                        8,593,200
      43,000    Saville Systems, p.l.c., A.D.R.(3)                   2,155,375
     145,500    Sterling Commerce, Inc.(3)                           7,047,656
                                                                  ------------
                                                                    67,403,570
                                                                  ------------
   CAPITAL GOODS (4.5%)
     139,500    Crane Co.                                            6,774,469
     151,200    Kennametal, Inc.                                     6,312,600
     182,000    US Filter Corp.(3)                                   5,107,375
                                                                  ------------
                                                                    18,194,444
                                                                  ------------
   CONSUMER DURABLES (2.4%)
     249,500    Harley-Davidson, Inc.                                9,668,125
                                                                  ------------
   CONSUMER SERVICES (7.9%)
     210,800    Chancellor Media Corp.(3)                           10,467,538
     194,287    Promus Hotel Corp.(3)                                7,480,050
     342,200    Stewart Enterprises, Inc.                            9,111,075
     137,400    Sylvan Learning Systems, Inc.(3)                     4,499,850
                                                                  ------------
                                                                    31,558,513
                                                                  ------------
   ENERGY (3.7%)
     246,000    Newpark Resources, Inc.(3)                           2,736,750
      19,500    Noble Affiliates, Inc.                                 741,000
     187,650    Ocean Energy, Inc.(3)                                3,670,903
     176,400    Transocean Offshore Drilling, Inc.                   7,849,800
                                                                  ------------
                                                                    14,998,453
                                                                  ------------
   FINANCIAL (16.7%)
     BANKING (2.4%)
     326,500    TCF Financial Corp.                                  9,631,750
                                                                  ------------
     FINANCIAL SERVICES (4.4%)
     131,000    First American Corp. - Tennessee                     6,304,375
     304,000    T. Rowe Price & Associates                          11,419,000
                                                                  ------------
                                                                    17,723,375
                                                                  ------------
     INSURANCE (9.9%)
     283,500    Ace, Ltd.                                           11,056,500
     257,000    Mercury General Corp.                               16,528,313
     159,000    Mutual Risk Mgmt Ltd.                                5,793,563
     135,200    Reliastar Financial Corp.                            6,489,600
                                                                  ------------
                                                                    39,867,976
                                                                  ------------
   HEALTH CARE (14.6%)
     BIOTECHNOLOGY/PHARMACEUTICALS (6.2%)
     190,000    Biogen, Inc.(3)                                   $  9,310,000
     204,500    Elan Corp., p.l.c., A.D.R.(3)                       13,151,906
     107,000    Vertex Pharmaceuticals(3)                            2,407,500
                                                                  ------------
                                                                    24,869,406
                                                                  ------------
     MEDICAL EQUIPMENT/ SUPPLIES (2.9%)
      87,500    Boston Scientific Corp.(3)                           6,267,187
     140,500    Stryker Corp.                                        5,391,687
                                                                  ------------
                                                                    11,658,874
                                                                  ------------
     MEDICAL FACILITIES MANAGEMENT (5.5%)
     404,100    HBO & Co.                                           14,244,525
     290,500    HEALTHSOUTH Corp.(3)                                 7,752,719
                                                                  ------------
                                                                    21,997,244
                                                                  ------------
   RETAIL (11.9%)
     148,000    Cracker Barrel Old Country Store, Inc.               4,699,000
      97,000    Dollar General Corp.                                 3,837,562
     243,000    Kohls Corp. (3)                                     12,605,625
     150,500    Pier 1 Imports, Inc.                                 3,593,187
     280,500    Proffitt's, Inc.(3)                                 11,325,187
     407,150    Staples, Inc.(3)                                    11,781,903
                                                                  ------------
                                                                    47,842,464
                                                                  ------------
   TECHNOLOGY (17.5%)
     COMPUTER SOFTWARE/SERVICES (11.8%)
     118,600    ASM Lithography Holdings, Inc.(3)                    3,446,812
     141,100    Aspen Technology, Inc.(3)                            7,125,550
     170,500    BMC Software, Inc.(3)                                8,855,344
     155,500    Cadence Design Systems, Inc.(3)                      4,859,375
     216,000    Legato Systems, Inc.(3)                              8,424,000
     112,400    Parametric Technology, Inc.(3)                       3,048,850
     247,000    Peoplesoft, Inc.(3)                                 11,609,000
                                                                  ------------
                                                                    47,368,931
                                                                  ------------
     SEMICONDUCTORS & RELATED (2.1%)
     187,500    Analog Devices, Inc. (3)                             4,605,469
     115,700    Xilinx, Inc. (3)                                     3,933,800
                                                                  ------------
                                                                     8,539,269
                                                                  ------------
     TELECOMMUNICATIONS & EQUIPMENT (3.6%)
     257,700    ADC Telecomm., Inc. (3)                              9,414,103
      75,000    Advanced Fibre Comm., Inc.(3)                        3,004,688
      83,000    Globalstar Telecom., Ltd.(3)                         2,241,000
                                                                  ------------
                                                                    14,659,791
                                                                  ------------
12

-------------------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                                  MARKET VALUE(1)
-------------------------------------------------------------------------------

   UTILITIES (2.1%)
     168,400    Cincinnati Bell, Inc.                             $  4,820,450
     148,000    Nextel Communications, Inc. (3)                      3,681,500
                                                                  ------------
                                                                     8,501,950
                                                                  ------------

Total common stocks
   (cost: $253,432,849)                                            394,484,135
                                                                  ------------

SHORT-TERM SECURITIES (3.3%) (2)
                Sears Roebuck Acceptance Corp:
   1,500,000       5.90%, 7/1/98                                     1,500,000
   5,017,000       5.90%, 7/2/98                                     5,016,178
   5,676,000    Texaco, Inc., 5.90%, 7/1/98                          5,676,000
   1,000,000    Sit Money Market Fund, 5.30%(6)                      1,000,000
                                                                  ------------

Total short-term securities
   (cost: $13,192,178)                                              13,192,178
                                                                  ------------

Total investments in securities
   (cost: $266,625,027) (8)                                       $407,676,313
                                                                  ============


         See accompanying notes to portfolios of investments on page 37

SIT SMALL CAP GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1998

[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER


   The Sit Small Cap Growth Fund's one-year return was +11.7%. While true that larger capitalization categories delivered superior returns over the recent past, small cap investing has captured very attractive results over full cycles. The Fund's since-inception annualized return of +22.3% compares favorably with the +19.1% return of the Russell 2000 Index and the +17.2% return of the Russell 2000 Growth Index over that period.
   Valuation metrics for the Fund are attractive. The 24.4 times price-to-earnings ratio for stocks held by the Fund, is below the 24.6 times P/E of the S&P 500 Index, based on 1999 forecasted earnings. Consistent with the Fund's growth investing mandate, earnings for stocks in the Fund are expected to grow +36.5% in 1998, +35.9% in 1999, and by +29.3% over the next five years. All three rates are far in excess of what is expected for the broader market.
   The business equipment & services sector was an area of considerable success over the past year, with the average holding rising +69.2% in value. The average stock in the Russell 2000 Growth Index rose just +18.6%. The Fund's largest holding, Dendrite International, was the key driver of this result, rising +128.0%. Exposure to the sector jumped from 3.7% to 18.7% over the course of the year. Technology was the most heavily weighted sector, as it was a year ago, and enjoyed similarly successful stock selection. Two of the top five holdings, Legato Systems and Uniphase Corp., increased 321.6% and 115.6%, respectively. Stock selection was more challenging in the health care sector, and the sector as a whole lagged small cap stocks in general. The market has rewarded visible earnings growth, something that is lacking in many small health care issues, even though business fundamentals may be advancing as forecast.

                        INVESTMENT OBJECTIVE AND STRATEGY
                        ---------------------------------

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.

                                PORTFOLIO SUMMARY
                                -----------------

  Net Asset Value 6/30/98:    $20.35 Per Share
                  6/30/97:    $18.89 Per Share

         Total Net Assets:    $57.47 Million

           TOTAL DIVIDEND:    $ 0.68
   Long-Term Capital Gain:    $ 0.68

                               PORTFOLIO STRUCTURE
                               -------------------
                             (% of total net assets)
[BAR GRAPH]

Technology                         19.6
Business Equipment & Services      18.7
Health Care                        14.5
Financial                          13.1
Consumer Services                  10.4
Capital Goods                       5.9
Retail                              5.3
Energy                              5.2
Utilities                           1.9
Transportation                      1.2
Consumer Non-Durables               0.9
Other Assets and Liabilities        3.3




                         AVERAGE ANNUAL TOTAL RETURNS*                  CUMULATIVE TOTAL RETURNS*
                         -----------------------------                  -------------------------
                 Small Cap     Russell 2000    Russell 2000     Small Cap    Russell 2000    Russell 2000
                Growth Fund        Index       Growth Index    Growth Fund       Index       Growth Index
                -----------        -----       ------------    -----------       -----       ------------

  3 Months           -1.31%        -4.66%        -5.74%            -1.31%        -4.66%         -5.74%
    (not annualized)
  1 Year             11.70         16.51         13.19             11.70         16.51          13.19
  3 Years            18.12         18.86         14.41             64.81         67.90          49.77
  Inception          22.27         19.07         17.15            123.47        100.98          88.45
    (7/1/94)


*  As of 6/30/98

   PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDICES.

                               GROWTH OF $10,000
                               -----------------

[PLOT POINTS GRAPH]

SIT SMALL CAP GROWTH FUND
RUSSELL 2000 INDEX

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/98 would have grown to $22,347 in the Fund or $20,098 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.

                              10 LARGEST HOLDINGS
                              -------------------

* Dendrite International, Inc.
* Aspen Technology, Inc.
* Legato Systems, Inc.
* Uniphase Corp.
* HA-LO Industries, Inc.
* BISYS Group, Inc.
* Transaction Network Services, Inc.
* Applied Graphics Technologies, Inc.
* JLK Direct Distribution
* Siebel Systems, Inc.

Total number of holdings: 61

SIT SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED JUNE 30, 1998

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                                  MARKET VALUE(1)
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS (96.7%)(2)
   BUSINESS EQUIPMENT & SERVICES (18.7%)
      23,000    AAR Corp.                                         $    679,937
      43,000    BISYS Group, Inc.(3)                                 1,763,000
      91,900    Commodore Applied Tech., Inc.(3)(5)                    235,494
     128,500    Commodore Applied Tech., Inc.,
                   (warrants)(3)(5)                                     80,312
      64,500    Dendrite International, Inc.(3)                      2,426,812
      36,500    On Assignment, Inc.(3)                               1,275,219
      10,000    Rental Service Corp.(3)                                336,250
      15,000    Sapient Corp.(3)                                       791,250
      42,230    Siebel Systems, Inc.(3)                              1,361,911
      71,500    Transaction Network Services, Inc.(3)                1,505,969
       8,500    Watsco, Inc.                                           299,094
                                                                  ------------
                                                                    10,755,248
                                                                  ------------
   CAPITAL GOODS (5.9%)
      28,500    DT Industries, Inc.                                    691,125
      62,300    JLK Direct Distribution(3)                           1,401,750
      31,500    Triumph Group, Inc.(3)                               1,323,000
                                                                  ------------
                                                                     3,415,875
                                                                  ------------
   CONSUMER NON-DURABLES (0.9%)
      33,500    Northland Cranberries, Inc.                            517,156
                                                                  ------------
   CONSUMER SERVICES (10.4%)
      23,500    Emmis Broadcasting Corp.(3)                          1,123,594
      31,500    Equity Corp. International(3)                          756,000
      58,500    HA-LO Industries, Inc.(3)                            1,820,812
      21,000    Hearst-Argyle Television, Inc.(3)                      840,000
      25,500    Rent-Way, Inc.(3)                                      777,750
      20,250    Sylvan Learning Systems, Inc.(3)                       663,187
                                                                  ------------
                                                                     5,981,343
                                                                  ------------
   ENERGY (5.2%)
      54,500    Marine Drilling Company, Inc.(3)                       872,000
      53,700    Newfield Exploration Co.(3)                          1,335,787
      71,700    Newpark Resources, Inc.(3)                             797,662
                                                                  ------------
                                                                     3,005,449
                                                                  ------------
   FINANCIAL (13.1%)
      BANKING (3.8%)
      39,000    Community First Bankshares, Inc.                     1,021,312
      26,150    Queens County Bancorp, Inc.                          1,140,794
                                                                  ------------
                                                                     2,162,106
                                                                  ------------
      FINANCIAL SERVICES (1.4%)
      34,500    Imperial Credit Industries, Inc.(3)                    810,750
                                                                  ------------
      INSURANCE (7.9%)
      23,052    Delphi Financial Group, Inc.(3) 1,298,116
      11,500    Life Re. Corp.                                         953,063
      38,000    Stirling Cooke Brown Holdings                        1,068,750
      38,000    Terra Nova Bermuda Holdings                       $  1,192,250
                                                                  ------------
                                                                     4,512,179
                                                                  ------------
   HEALTH CARE (14.5%)
      BIOTECHNOLOGY/ PHARMACEUTICALS (1.5%)
      24,000    Guilford Pharmaceuticals, Inc.(3)                      423,000
      17,000    Protein Design Labs, Inc.(3)                           409,594
                                                                  ------------
                                                                       832,594
                                                                  ------------
      MEDICAL EQUIPMENT/ SUPPLIES (4.2%)
      38,500    Biosite Diagnostics, Inc.(3)                           423,500
      91,000    CardioThoracic Systems, Inc.(3)                        460,688
      29,000    I-Stat Corp.(3)                                        326,250
     220,300    Innerdyne, Inc.(3)                                     564,519
      22,500    Ventana Medical Systems, Inc.(3)                       630,000
                                                                  ------------
                                                                     2,404,957
                                                                  ------------
      MEDICAL FACILITIES MANAGEMENT (8.8%)
      33,500    Cerner Corp.(3)                                        948,469
      64,200    Imnet Systems, Inc.(3)                                 858,675
      31,500    Medical Manager Corp.(3)                               870,187
      22,000    PAREXEL International Corp.(3)                         800,250
      39,000    Stericycle, Inc.(3)                                    565,500
      29,500    Sunrise Assisted Living, Inc.(3)                     1,014,062
                                                                  ------------
                                                                     5,057,143
                                                                  ------------
   RETAIL (5.3%)
      58,500    Columbia Sportswear Co.(3)                           1,111,500
      12,000    Goody's Family Clothing, Inc.(3)                       658,500
      39,000    Men's Warehouse, Inc.(3)                             1,287,000
                                                                  ------------
                                                                     3,057,000
                                                                  ------------
   TECHNOLOGY (19.6%)
      COMPUTER SOFTWARE/ SERVICES (15.6%)
      31,500    Applied Graphics Tech., Inc.(3)                      1,441,125
      13,500    Aspect Development, Inc.(3)                          1,020,938
      44,000    Aspen Technology, Inc.(3)                            2,222,000
      12,000    Great Plains Software, Inc.(3)                         406,500
       5,000    Inktomi Corp.(3)                                       198,750
      60,000    Intelligroup, Inc.(3)                                1,065,000
      54,500    Legato Systems, Inc.(3)                              2,125,500
      48,300    Pervasive Software, Inc.(3)                            501,113
                                                                  ------------
                                                                     8,980,926
                                                                  ------------
      SEMICONDUCTORS & RELATED (4.0%)
      31,500    Asyst Technologies, Inc.(3)                            397,688
      30,000    Uniphase Corp.(3)                                    1,883,438
                                                                  ------------
                                                                     2,281,126
                                                                  ------------
   TRANSPORTATION (1.2%)
      27,000    C.H. Robinson Worldwide, Inc.                          671,625
                                                                  ------------

-------------------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                                  MARKET VALUE(1)
-------------------------------------------------------------------------------

   UTILITIES (1.9%)
      32,500    Brightpoint, Inc.(3)                              $    471,250
      17,000    Nextlink Communications(3)                             643,875
                                                                  ------------
                                                                     1,115,125
                                                                  ------------
Total common & preferred stocks
   (cost: $45,939,527)                                              55,560,602
                                                                  ------------
CONVERTIBLE BONDS (0.9%) (2)
     680,000    Tecnomatix Technologies Conv.
                   5.25%, 8/15/04 (4)                                  538,050
                                                                  ------------
   (cost: $668,019)

SHORT-TERM SECURITIES(2.5%)(2)
   1,457,000    Sears Roebuck Acceptance Corp.,
                   5.90%, 7/1/98                                     1,457,000
                                                                  ------------
   (cost: $1,457,000)

Total investments in securities
   (cost: $48,064,546)(8)                                         $ 57,555,652
                                                                  ============

          See accompanying notes to portflios of investments on page 37

SIT BALANCED FUND REVIEW
YEAR ENDED JUNE 30, 1998

[PHOTO]

PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER


   The Sit Balanced Fund posted strong performance during the fiscal year ended June 30, 1998. The Fund's total return of +24.0% ranked in the 8th percentile out of 373 Balanced Funds tracked by Lipper Analytical Services, Inc. For three years, the Fund's +21.2% return was in the 9th percentile out of 256 funds. In addition, based on its performance through June 30, 1998, the Sit Balanced Fund received a four-star rating from Morningstar, Inc.(1) among 2,564 funds for the three-year time period in the domestic stock fund category
   As of June 30, 1998, the asset allocation of the Fund was 58% in equities, 38% in fixed income securities and 4% in cash reserve instruments.
   The U.S. stock market recorded an unprecedented fourth consecutive year of +30% total returns over the past 12 months driven by a continuing strong economy, better-than-expected inflation and satisfactory profit gains, which more than offset impacts of the Asian financial crisis. We expect economic growth to slow and inflation to remain subdued in the period ahead, two conditions typically favorable for financial asset investing, in general, and for growth stocks, in particular.
   Within the equity portion of the portfolio, we believe this environment will highlight the relative attractiveness of companies with strong and predictable earnings growth rates. Our heaviest industry weightings remain in technology, financial services and health care.
   Within the fixed income portion of the portfolio, the most significant sector shift involved increasing mortgage pass-through securities by approximately 25% of the bond segment. The remaining sectors were reduced on a proportionate basis. This change was made to take advantage of the widening yield spreads resulting from increased prepayment concerns. The pass-throughs purchased are high coupon seasoned single family mortgages that have relatively stable prepayments.
   The Sit Balanced Fund has performed well over time in its segment of the mutual fund marketplace, and we thank shareholders for their interest and participation.

                       INVESTMENT OBJECTIVE AND STRATEGY
                       ---------------------------------

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.

                                PORTFOLIO SUMMARY
                                -----------------

   Net Asset Value 6/30/98:   $16.68 Per Share
                   6/30/97:   $14.93 Per Share

          Total Net Assets:   $ 7.42 Million

            TOTAL DIVIDEND:   $ 1.58 PER SHARE
    Long Term Capital Gain:   $ 1.19 Per Share
   Short-Term Capital Gain:   $ 0.04 Per Share
                    Income:   $ 0.35 Per Share

                               PORTFOLIO STRUCTURE
                               -------------------
                             (% of total net assets)
[PIE CHART]

Stocks                        57.9%
Bonds (BONDS & CASH)          42.1%


                           AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                    --------------------------------------------    -------------------------------------------
                    Balanced     Lehman Aggregate         S&P       Balanced      Lehman Aggregate       S&P
                      Fund          Bond Index         500 Index      Fund           Bond Index       500 Index
                    --------     ----------------      ---------    --------      ----------------    ---------

  3 Months            4.63%            2.34%             3.30%        4.63%             2.34%           3.30%
     (not annualized)
  1 Year             23.95            10.54              30.17        23.95             10.54           30.17
  3 Year             21.17             7.88              30.24        77.92             25.55          120.90
  Inception          16.96             7.05              24.61       102.33             35.84          169.06
    (12/31/93)

* As of 6/30/98

  PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1) MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK ADJUSTED PERFORMANCE THROUGH 6/30/98. THESE RATINGS ARE SUBJECT TO CHANGE MONTHLY AND ARE CALCULATED FROM THE FUND'S 3-, 5-, AND 10-YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY TREASURY BILL RETURNS. TEN PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE 5 STARS, 22.5% RECEIVE 4 STARS.

                                GROWTH OF $10,000
                                -----------------

[PLOT POINTS CHART]

SIT BALANCED FUND
LEHMAN AGGREGATE BOND INDEX
S&P 500 Index

The sum of $10,000 invested at inception (12/31/93) and held until 6/30/98 would have grown to $20,233 in the Fund, $13,584 in the Lehman Aggregate Bond Index or $26,906 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                                  TOP HOLDINGS
                                  ------------

STOCKS
* General Electric Co.
* Mercury General Corp.
* AirTouch Communications, Inc.
* Cisco Systems, Inc.
* Microsoft Corp.

BONDS
* U.S. Treasury Strip, 5.95%, 2/15/09
* GNMA, 9.00%, 9/15/19
* FHLMC, 9.00%, 7/1/16
* GNMA, 9.50%, 12.15/16
* U.S. Treasury Note, 7.875%, 11/15/04

Total number of holdings, 123

SIT BALANCED FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED JUNE 30, 1998

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                                  MARKET VALUE(1)
-------------------------------------------------------------------------------

COMMON STOCKS (57.9%) (2)
   BUSINESS EQUIPMENT & SERVICES (2.4%)
       1,300    Ceridian Corp. (3)                                $     76,375
       1,125    Paychex, Inc.                                           45,773
         500    Xerox Corp.                                             50,812
                                                                  ------------
                                                                       172,960
                                                                  ------------
   CAPITAL GOODS (3.4%)
       1,700    General Electric Co.                                   154,788
         500    Owens Corning Corp.                                     20,406
         500    Sundstrand Corp.                                        28,625
         800    Tyco International, Ltd.                                50,400
                                                                  ------------
                                                                       254,219
                                                                  ------------
   CONSUMER DURABLES (0.6%)
       1,200    Harley-Davidson, Inc.                                   46,500
                                                                  ------------
   CONSUMER NON-DURABLES (4.3%)
       1,300    Coca Cola Co.                                          111,150
       1,400    Gillette Co.                                            79,362
       1,000    Proctor & Gamble Co.                                    91,062
         500    Unilever, N.V.                                          39,469
                                                                  ------------
                                                                       321,043
                                                                  ------------
   CONSUMER SERVICES (4.2%)
       2,000    CBS Corp. (3)                                           63,500
       2,000    Cendant Corp. (3)                                       41,750
       1,800    Marriott International, Inc. - Class A                  58,275
       1,000    Time Warner, Inc.                                       85,437
       1,000    Viacom, Inc. - Class B (3)                              58,250
                                                                  ------------
                                                                       307,212
                                                                  ------------
   ENERGY (2.5%)
         500    Anadarko Petroleum Corp.                                33,594
       1,700    Schlumberger, Ltd.                                     116,131
         700    Transocean Offshore, Inc.                               31,150
                                                                  ------------
                                                                       180,875
                                                                  ------------
   FINANCIAL (9.4%)
      BANKING (2.6%)
         600    Chase Manhattan Corp.                                   45,300
         500    Citicorp                                                74,625
       1,900    Norwest Corp.                                           71,012
                                                                  ------------
                                                                       190,937
                                                                  ------------
      FINANCIAL SERVICES (1.7%)
         500    Associates First Capital Corp.                          38,437
       1,000    Federal Home Loan Mortgage Corp.                        47,062
         800    Franklin Resources, Inc.                                43,200
                                                                  ------------
                                                                       128,699
                                                                  ------------
      INSURANCE (5.1%)
         750    American International Group, Inc.                     109,500
         600    Equitable Companies, Inc.                               44,925
         900    EXEL, Ltd.                                              70,031
       2,400    Mercury General Corp.                                  154,350
                                                                  ------------
                                                                       378,806
                                                                  ------------
   HEALTH CARE (7.8%)
      BIOTECHNOLOGY/ PHARMACEUTICALS (5.6%)
         500    Bristol-Myers Squibb Co.                                57,469
       1,000    Eli Lilly & Co.                                         66,062
         800    Merck & Co., Inc.                                      107,000
         700    Pfizer, Inc.                                            76,081
         400    SmithKline Beecham, p.l.c., A.D.R.                $     24,200
       1,200    Warner Lambert Co.                                      83,250
                                                                  ------------
                                                                       414,062
                                                                  ------------
      MEDICAL EQUIPMENT/ SUPPLIES (0.8%)
         600    Medtronic, Inc.                                         38,250
         500    Stryker Corp.                                           19,187
                                                                  ------------
                                                                        57,437
                                                                  ------------
      MEDICAL FACILITIES MANAGEMENT (1.4%)
       2,400    HBO & Co.                                               84,600
         900    HEALTHSOUTH Corp. (3)                                   24,019
                                                                  ------------
                                                                       108,619
                                                                  ------------
   RAW MATERIALS (0.9%)
       1,200    Monsanto Co.                                            67,050
                                                                  ------------
   RETAIL (5.9%)
       2,500    Dayton Hudson Corp.                                    121,250
         900    Gap, Inc.                                               55,462
       1,050    Home Depot, Inc.                                        87,216
       1,000    Kohl's Corp. (3)                                        51,875
       1,000    Lowe's Companies, Inc.                                  40,563
       2,000    Walgreen Co.                                            82,625
                                                                  ------------
                                                                       438,991
                                                                  ------------
   TECHNOLOGY (12.2%)
      COMPUTER RELATED (0.9%)
       1,500    EMC Corp. (3)                                           67,219
                                                                  ------------
      COMPUTER SOFTWARE/ SERVICES (4.4%)
       1,450    Computer Associates International, Inc.                 80,566
       1,200    Microsoft Corp. (3)                                    130,050
       1,600    Parametric Technology Corp. (3)                         43,400
       1,600    PeopleSoft, Inc. (3)                                    75,200
                                                                  ------------
                                                                       329,216
                                                                  ------------
      SEMICONDUCTORS & RELATED (1.4%)
       1,100    Intel Corp.                                             81,538
         400    Texas Instruments, Inc.                                 23,325
                                                                  ------------
                                                                       104,863
                                                                  ------------
      TELECOMMUNICATIONS EQUIPMENT (5.5%)
       1,000    ADC Telecommunications, Inc. (3)                        36,531
       1,000    Ascend Communications, Inc. (3)                         49,563
         700    Ciena Corp. (3)                                         48,738
       1,500    Cisco Systems, Inc. (3)                                138,094
       1,000    Lucent Technologies, Inc.                               83,188
         700    Tellabs, Inc. (3)                                       50,138
                                                                  ------------
                                                                       406,252
                                                                  ------------
   TRANSPORTATION (1.2%)
       1,100    AMR Corp. (3)                                           91,575
                                                                  ------------
   UTILITIES (3.1%)
       2,400    AirTouch Communications, Inc. (3)                      140,250
       1,000    Cincinnati Bell, Inc.                                   28,625
       1,200    WorldCom, Inc. (3)                                      58,125
                                                                  ------------
                                                                       227,000
                                                                  ------------

Total common stocks
   (cost: $2,485,277)                                                4,293,535
                                                                  ------------

-------------------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                                  MARKET VALUE(1)
-------------------------------------------------------------------------------

BONDS (38.0%) (2)
   U.S. TREASURY (4.3%)
     100,000    U.S. Treasury Note, 7.875%, 11/15/04              $    112,262
      25,352    U.S. Treasury Inflation Index Note,
                   3.625%,7/15/02                                       25,058
                U.S. Treasury  Strip:
     300,000       5.95% Effective Yield on
                      Purchase Date, 2/15/09                           166,161
      25,000       6.93% Effective Yield on
                      Purchase Date, 11/15/04                           17,681
                                                                  ------------
                                                                       321,162
                                                                  ------------
   ASSET-BACKED SECURITIES (5.2%)
      25,000       1995-3 A5, 7.37%, 2/25/27                            25,979
      50,000       1996-1 A7, 7.07%, 3/25/27                            52,219
      50,000    Cityscape Home Equity Loan Trust,
                   1996-3 A8, 7.65%, 9/25/25                            52,005
      74,999    ContiMortgage Home Equity Loan Trust,
                   1996-1 A7 7.00%, 3/15/27                             78,041
      25,000    EQCC Home Equity Loan Trust,
                   Series 1996-1, 6.93%, 3/15/27                        25,219
      75,000    EquiVantage, 1996-3 A3, 7.70%, 9/25/27                  77,962
      20,000    Green Tree Corp., 1995-5, 7.25%, 9/15/25                21,072
      50,000    Money Store Home Equity Mortgage,
                   7.265%, 7/15/38                                      52,001
                                                                  ------------
                                                                       384,498
                                                                  ------------
   CLOSED-END FUNDS (2.5%)
       2,000    American Government Income Fund                         11,500
       9,000    American Select Portfolio                              108,563
         500    American Strategic Income Portfolio                      5,875
       2,288    American Strategic Income Portfolio II                  27,599
       2,969    American Strategic Income Portfolio III                 34,700
                                                                  ------------
                                                                       188,237
                                                                  ------------
   CORPORATE BONDS (4.2%)
      25,000    Bank One Texas, 6.25%, 2/15/08                          24,875
      25,000    Omega Health Care Investors,
                   6.95%, 6/15/02                                       24,969
      50,000    Trinet Corp. Realty Trust, 7.70%, 7/15/17               53,250
      75,000    Security Capital Indl. Trust, 8.65%, 5/15/16            86,813
      25,000    Summit Properties, Inc., 7.20%, 8/15/07                 25,406
      25,000    Tenneco, Inc., 6.70%, 12/15/05                          25,656
      13,000    Toys R Us, Inc., 8.25%, 2/1/17                          13,439
      50,000    Washington Mutual Capital, 8.375%, 6/1/27               56,063
                                                                  ------------
                                                                       310,471
                                                                  ------------
   MUNICIPAL BONDS (0.3%)
      25,000    Bernalillo Multifamily Series 1998A,
                   7.50%, 9/20/20 (7)                                   25,000
                                                                  ------------
   MORTGAGE PASS-THROUGH SECURITIES (19.4%)

   FEDERAL HOME LOAN MORTGAGE CORPORATION (3.6%)
     108,546    9.00%, 7/1/16                                          114,784
      51,092    9.00%, 7/1/16                                           54,000
      57,810    9.25%, 6/1/02                                           60,228
      38,333    10.00%, 10/1/18                                        $41,413
                                                                  ------------
                                                                       270,425
                                                                  ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.7%)
      32,632    9.00%, 11/1/06                                          34,270
      48,502    9.00%, 1/1/17                                           50,947
      34,723    10.00%, 1/1/20                                          37,354
                                                                  ------------
                                                                       122,571
                                                                  ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (14.1%)
      30,981    9.00%, 6/15/11                                          32,399
      54,891    9.00%, 8/15/16                                          58,455
      40,699    9.00%, 4/15/18                                          43,319
      47,086    9.00%, 8/15/18                                          50,122
      33,937    9.00%, 12/15/18                                         36,122
     146,181    9.00%, 9/15/19                                         157,418
      26,408    9.00%, 10/15/19                                         28,102
      32,003    9.25%, 9/1/01                                           33,649
      31,149    9.50%, 1/15/04                                          32,860
      59,877    9.50%, 11/15/04                                         63,153
      48,630    9.50%, 7/20/05                                          50,584
      55,270    9.50%, 12/15/09                                         59,300
      35,560    9.50%, 5/20/16 (7)                                      37,911
     105,767    9.50%, 12/15/16                                        113,568
      81,464    9.50%, 9/15/17                                          87,383
      58,939    9.50%, 6/15/18                                          63,209
      52,232    9.50%, 2/15/21                                          56,508
       1,704    9.75%, 2/20/01                                           1,792
       4,026    10.00%, 9/15/99                                          4,159
      13,555    11.25%, 10/15/00                                        14,253
      17,500    11.25%, 10/15/11                                        18,901
       2,131    11.75%, 3/15/00                                          2,240
                                                                  ------------
                                                                     1,045,407
                                                                  ------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (1.4%)
      50,000    FHLMC (REMIC) Ser. 1173,
                   6.50%, 11/15/21                                      50,065
      50,000    FNMA 1994-38 PAC, 6.65%, 12/25/23                       50,799
                                                                  ------------
                                                                       100,864
                                                                  ------------
   TRUST PREFERRED SECURITIES (0.7%)
       1,000    Allstate Financing I, 7.95%, 12/1/26                    25,563
      25,000    Allstate Financing II, 7.83%, 12/1/45                   26,828
                                                                  ------------
                                                                        52,391
                                                                  ------------

Total bonds (cost: $2,763,601)                                       2,821,026
                                                                  ------------

Total investments in securities
   (cost: $5,248,878) (8)                                           $7,114,561
                                                                  ============

        See accompanying notes to portfolios of investments on page 37.

SIT INTERNATIONAL GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1998

[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER

     The Fund's investment return for the year ended June 30, 1998 was +7.5%, compared to the EAFE index benchmark return of +6.1%. The Fund's outperformance was attributed to substantial return contributions through stock selection in continental Europe, the U.K. and Japan. Because of the Asian contagion effect, non-EAFE markets that represented 7.5% of the portfolio, down from 11.4% a year ago, have not made positive contributions.
     At year-end, European holdings accounted for 72% of total assets, up sharply from 48% a year before. The European portfolio's return was +48.7%, exceeding by a wide margin, the index's +37.2% gain during the last 12 months. The positive benefits of European Union (EU), corporate restructuring and increased funds flowing into stocks due to deregulated pension systems continue to raise equity valuations. Additionally, a cyclical upturn in European economies is sustaining the upward earnings momentum, partially offsetting the negative impact of the Asian turmoil. Our investments in Europe are largely focused on high value-added products and services.
     In Japan, we continue to add value not only by having an underweight position relative to the benchmark (61% of the index average as of June 30, 1998), but also by selecting those stocks which are restructuring and expanding their dollar-based revenues. The market's overall index may decline further, even after nearly a one-third drop during the last 12 months. However, the Japan holdings are the weak-yen beneficiaries and companies with visible earnings in niche areas even in a slumping economy, such as consumer financing and healthcare.
     The scope and depth of the Asian financial crisis is proving to be much greater than expected. The intensifying downward pressures on Asian currencies are engulfing China's renminbi and the Hong Kong dollar. Given the serious liquidity squeeze in Asia, our strategy is to limit the non-Japan weighting to about 9%. Latin American holdings will be kept at the 2-2.5% range compared with 6.2% a year ago.

                        INVESTMENT OBJECTIVE AND STRATEGY
                        ---------------------------------

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.
     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.

                               PORTFOLIO SUMMARY
                               -----------------

  Net Asset Value  6/30/98:  $19.14 Per Share
                   6/30/97:  $18.57 Per Share

          Total Net Assets:  $99.72 Million

            TOTAL DIVIDEND:  $ 0.70
    Long-Term Capital Gain:  $ 0.51
           Ordinary Income:  $ 0.19

                        PORTFOLIO STRUCTURE - BY REGION
                            (% of total net assets)
[BAR GRAPH]
                                   SIT INT'L        MORGAN STANLEY
                                  GROWTH FUND         EAFE INDEX
Europe Other                         41.9                30.9
France, Germany & UK                 30.8                43.3
Japan                                12.8                20.6
Pacific Basin                         9.5                 5.2
Latin America                         2.8                 0.0
Africa/Middle East                    0.0                 0.0
Other Assets and Liabilities          2.2                 0.0

                                AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                          ----------------------------------------   -----------------------------------------
                                        Morgan Stanley                             Morgan Stanley
                          International  Capital Int'l    Lipper     International  Capital Int'l     Lipper
                           Growth Fund    EAFE Index    Int'l Fund    Growth Fund    EAFE Index     Int'l Fund
                          -------------  -------------  ----------   -------------  -------------   ----------
3 Months                       0.37%         1.06%         0.78%          0.37%         1.06%          0.78%
   (not annualized)
1 Year                         7.50          6.10          8.96           7.50          6.10           8.96
3 Years                       11.51         10.69         15.12          38.67         35.62          52.58
5 Years                       13.38         10.03         13.53          87.35         61.30          88.62
Inception                     12.96          8.76         11.95         125.27         75.05         112.32
   (11/1/91)


* As of 6/30/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                        PORTFOLIO STRUCTURE - BY SECTOR
                        -------------------------------
                            (% of total net assets)
[BAR GRAPH]

Financial                      30.3
Technology                     19.4
Health Care                    14.3
Utilities                      11.9
Consumer Services               7.5
Consumer Non-Durables           6.4
Capital Goods                   3.1
Publishing & Broadcast          2.7
Retail                          1.1
Transportation                  0.7
Raw Materials                   0.4
Other Assets & Liabilities      2.2

                               GROWTH OF $10,000
                               -----------------

[PLOT POINTS GRAPH]

SIT INTERNATIONAL GROWTH FUND
MORGAN STANLEY EAFE INDEX

The sum of $10,000 invested at inception (11/1/91) and held until 6/30/98 would have grown to $22,527 in the Fund or $17,505 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

SIT INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED JUNE 30, 1998

                              10 LARGEST HOLDINGS
                              -------------------

* Aegon, N.V., A.D.R.
* Misys (Ord.)
* SAP Preferred
* Rentokil Group, p.l.c.
* Zurich Insurance
* Bank of Ireland
* Colonial,  Ltd.
* Nestle, S.A.
* L.M. Ericsson Telephone Co., A.D.R.
* Tieto

Total number of holdings: 82


-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                   MARKET VALUE(1)
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS (97.8%)(2)
   ASIA (22.3%)
      AUSTRALIA (2.4%)
     778,596   Colonial, Ltd. (Financial)(3)(4)                   $  2,358,570
                                                                  ------------
      HONG KONG (2.0%)
     597,960   Hong Kong & China Gas (Utilities)                       679,149
      55,636   HSBC Holdings (Financial)                             1,360,752
                                                                  ------------
                                                                     2,039,901
                                                                  ------------
      JAPAN (12.8%)
      38,000   AFLAC, Inc., A.D.R. (Financial)                       1,151,875
      71,000   Banyu Pharmaceuticals (Health Care)                     770,232
      18,000   Matsushita Kotobuki (Technology)                        450,423
          24   NTT Data Communications Systems Co.
                   (Technology)                                        869,603
       8,800   Nichiei Co., Ltd. (Financial)                           600,795
          87   Nippon Telephone (Utilities)                            723,584
      22,400   Orix Corp. (Financial)                                1,517,958
       5,300   Ryohin Keikaku Co. Ltd. (Retail)                        509,800
      43,000   Sankyo Co. (Health Care)                                982,715
      10,000   Seven Eleven Japan (Retail)                             597,382
       1,600   Shohkoh Fund Co. (Financial)                            394,590
      11,800   Sony Corp. (Technology)                               1,019,816
      50,000   Takeda Chemical Industries (Health Care)              1,334,346
      18,000   TDK Corp. (Electronic Equipment) 1,334,346
      31,000   Terumo Corp. (Health Care)                              493,238
                                                                  ------------
                                                                    12,750,703
                                                                  ------------
      KOREA (0.7%)
      26,000   Korea Electric Power Corp. (Utilities)             $    277,422
      33,500   Pohang Iron & Steel Co., A.D.R.
                   (Raw Materials)                                     402,000
                                                                  ------------
                                                                       679,422
                                                                  ------------
      MALAYSIA (0.1%)
     132,000   Malaysian Assurance (Financial)                         114,499
                                                                  ------------
      PHILIPPINES (0.4%)
      17,300   Philippine Long Distance, A.D.R. (Utilities)            391,413
                                                                  ------------
      SINGAPORE (1.3%)
     124,768   Singapore Press Holdings
                   (Publishing & Broadcasting)                         836,723
     154,500   United Overseas Bank (Financial)                        481,380
                                                                  ------------
                                                                     1,318,103
                                                                  ------------
      TAIWAN (2.4%)
      73,307   President Enterprises, G.D.R.
                   (Consumer Non-Durables)(3)(4)                       623,109
      16,900   Synnex Technology Corp., G.D.R.
                   (Technology)(3)(4)                                  288,990
     550,000   Yageo Corp., (Technology) (3)                           912,385
      67,920   Yageo Corp., G.D.R. (Technology)(3)(4)                  543,360
                                                                  ------------
                                                                     2,367,844
                                                                  ------------
      THAILAND (0.2%)
      55,000   Advanced Info Services (Utilities)                      234,597
                                                                  ------------
   EUROPE (72.7%)
      BELGIUM (0.9%)
         176   UCB, S.A. (Health Care)                                 913,600
                                                                  ------------
      FINLAND (2.5%)
       7,900   Nokia Corp., A.D.R. (Technology)                        573,244
      25,920   Tieto (Technology)                                    1,972,362
                                                                  ------------
                                                                     2,545,606
                                                                  ------------
      FRANCE (7.1%)
      41,400   Alstom (Capital Goods) (3)                            1,362,721
      10,330   AXA-UAP (Financial)                                   1,161,884
       6,400   BIC, S.A. (Consumer Non-Durables)                       455,200
      14,160   Cie Financiere de Paribas, S.A.
                   (Financial) (3)                                   1,515,378
       9,200   France Telecom, S.A. (Utilities)                        634,567
       4,400   Groupe Danone
                   (Consumer Non-Durables)                           1,213,230
       1,290   L'oreal Co. (Ord.)
                   (Consumer Non-Durables)                             717,579
                                                                  ------------
                                                                     7,060,559
                                                                  ------------
      GERMANY (11.0%)
       3,397   Allianz, A.G. (Financial)                             1,133,212
      37,200   Bayer, A.G. (Health Care)                             1,926,948
       9,000   Deutsche Telekom, A.G. (Utilities)                      246,575
       5,366   Fresenius, A.G. (Health Care)                         1,017,787
      17,100   Mannesmann, A.G. (Capital Goods)                      1,759,220

-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                   MARKET VALUE(1)
-------------------------------------------------------------------------------

       4,945   SAP Preferred (Technology)                         $  3,359,561
      22,300   Veba, A.G. (Utilities)                                1,500,807
                                                                  ------------
                                                                    10,944,110
                                                                  ------------
      IRELAND (3.5%)
     129,800   Bank of Ireland (Financial)                           2,672,245
      12,700   Elan Corp., p.l.c., A.D.R. (Hlth. Care) (3)             816,769
                                                                  ------------
                                                                     3,489,014
                                                                  ------------
      ITALY (4.6%)
     206,640   Alitalia (Transportation) (3)                           662,923
     272,200   Banca Fideuram (Financial)                            1,552,693
     123,000   Telecom Italia (Utilities) (3)                          905,842
     242,100   Telecom Italia Mobile Spa (Utilities)                 1,481,146
                                                                  ------------
                                                                     4,602,604
                                                                  ------------
      NETHERLANDS (10.4%)
      55,739   Aegon, N.V., A.D.R. (Financial)                       4,821,437
      60,360   CMG (Technology)                                      1,861,891
      14,200   ING Groep, N.V. (Financial)                             930,529
      15,575   Randstad Holdings, N.V.
                   (Consumer Services)                                 938,645
      13,666   Wolters Kluwer
                   (Publishing & Broadcasting)                       1,877,130
                                                                  ------------
                                                                    10,429,632
                                                                  ------------
      PORTUGAL (1.1%)
      20,500   Portugal Telecom, A.D.R. (Utilities)                  1,081,375
                                                                  ------------
      SPAIN (6.1%)
      71,800   Banco Santander (Financial)                           1,837,724
      50,720   Corp. Bancaria De Espana (Financial)                  1,137,769
      51,200   Endesa, A.D.R. (Utilities)                            1,107,200
      11,700   Sol Melia, S.A. (Consumer Services)                     556,961
      30,272   Telefonica de Espana (Utilities)                      1,399,599
                                                                  ------------
                                                                     6,039,253
                                                                  ------------
      SWEDEN (4.5%)
      85,333   Astra "B" Free (Health Care)                          1,701,310
      72,400   L.M. Ericsson Telephone Co., A.D.R.
                   (Technology)                                      2,072,450
      15,200   Securitas `B' (Consumer Services)                       744,276
                                                                  ------------
                                                                     4,518,036
                                                                  ------------
      SWITZERLAND (8.3%)
       1,065   Nestle, S.A. (Consumer Non-Durables)                  2,282,896
       1,135   Novartis, A.G. (Health Care) (3)                      1,891,792
          93   Roche Holdings, A.G. (Health Care)                      914,769
       4,920   Zurich Insurance (Financial)                          3,145,057
                                                                  ------------
                                                                     8,234,514
                                                                  ------------
      UNITED KINGDOM (12.7%)
      15,100   Dr. Solomon's Group, A.D.R.
                   (Technology) (3)                                    526,613
     149,390   Electrocomponents, p.l.c.
                   (Consumer Services)                               1,203,531
     133,527   Lloyds TSB Group, p.l.c. (Financial)                  1,869,434
      62,337   Misys (Ord.) (Technology)                             3,540,941
     460,000   Rentokil Group, p.l.c.
                   (Consumer Services)                               3,310,347
      24,300   SmithKline Beecham, p.l.c., A.D.R.
                   (Health Care)                                     1,470,150



-------------------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                                  MARKET VALUE(1)
-------------------------------------------------------------------------------

     228,000   Thomson Travel Group, p.l.c.
                   (Consumer Services) (3)(4)                     $    704,280
                                                                  ------------
                                                                    12,625,296
                                                                  ------------
   LATIN AMERICA (2.8%)
      BRAZIL (1.2%)
      11,748   Cemig, A.D.R. (Utilities)                               365,598
   1,000,000   Light (ON) (Utilities)                                  306,947
   6,934,000   Telecom Brasileiras, S.A. (Utilities)                   551,578
                                                                  ------------
                                                                     1,224,123
                                                                  ------------
      MEXICO (1.6%)
   1,312,000   Grupo Financiero Bancomer-B
                   (Financial)                                         489,144
      33,100   Panamerican Beverage, Inc.
                   (Consumer Non-Durables)                           1,040,581
                                                                  ------------
                                                                     1,529,725
                                                                  ------------

Total common and preferred stocks
   (cost:  $66,089,526)                                             97,492,499
                                                                  ------------
SHORT TERM SECURITIES (3.4%) (2)
     905,000   Federal Home Loan Bank,
                   5.40%, 7/1/98                                       905,000
   2,000,000   Sears Roebuck Acceptance Corp.,
                   5.90%, 7/2/98                                     1,999,672
     500,000   Sit Money Market Fund, 5.30% (6)                        500,000
                                                                  ------------

Total short-term securities
   (cost:  $3,404,672)                                               3,404,672
                                                                  ------------

Total investments in securities
   (cost:  $69,494,198) (8)                                       $100,897,171
                                                                  ============


        See accompanying notes to portfolios of investments on page 37.

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1998

[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER

     The Sit Developing Markets Growth Fund declined for the year ended June 30, 1998 by -30.5%, which compares favorably to the MSCI Emerging Markets Free index's negative return of -40.4%. The Fund's outperformance was achieved largely by changing the regional weighting mix. The Asian portfolio weighting was reduced to 34.7% from 41.0% a year ago. More significant was the reduction in Latin America to 29.6% from 38.7%. On the positive side, the European and other markets' weighting increased to over 24.9% from 11.1%, due mainly to larger holdings in Portugal and Israel.
     As the Asia Pacific region's recession became deeper in the quarter, investor concerns over stock market risks were being compounded by a weaker yen. A deflationary spiral in Japan continues to threaten the region and possibly set off another series of competitive devaluations in the rest of Asia. One of the few bright spots is the rapidly growing electronics sector in Taiwan where we have increased our weighting to 8.4% from 5.9%.
     Hong Kong and Singapore portfolio weights declined to 15% of total assets at mid-1998 vs. 18% a year ago, while Indonesia, Malaysia and Thailand combined weightings became relatively small at 3.1%. The Philippines was an exception (5.3%), and we added companies with significant earnings growth on a long-term basis.
     Market volatility continued to increase in Latin America as major export commodity prices plummeted. The Asian contagion effect also contributed to weaker currencies. The portfolio's Latin holdings, concentrated in Brazil (11.3% of total assets vs. the MSCI EMF index's 16.4%) and Mexico (9.3% vs. 11.9%) offer long-term potential as economic growth is expected to be driven by the U.S. and their own policy mix on investment and inflation. Our focus on risk control precluded any investment in Russia.


                       INVESTMENT OBJECTIVE AND STRATEGY
                       ---------------------------------

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.

                               PORTFOLIO SUMMARY
                               -----------------

   Net Asset Value 6/30/98:   $9.05 Per Share
                   6/30/97:   $13.04 Per Share

          Total Net Assets:   $11.50 Million

            TOTAL DIVIDEND:   $ 0.01
           Ordinary Income:   $ 0.01

                        PORTFOLIO STRUCTURE - BY REGION
                        -------------------------------
                            (% of total net assets)
[BAR GRAPH]
                               SIT DEVELOPING MARKETS     MSCI EMERGING MARKETS
                                     GROWTH FUND                FREE INDEX
Asia                                     34.7                      27.2
Latin America                            29.6                      41.1
Europe                                   12.9                      14.8
Africa/Middle East                       10.4                      16.9
North America                             1.6                       0.0
Other Assets and Liabilities             10.8                       0.0

                                 AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                          --------------------------------------------    --------------------------------------------
                          Developing         MSCI           Lipper        Developing         MSCI           Lipper
                            Markets    Emerging Markets    Emerging         Markets    Emerging Markets    Emerging
                          Growth Fund     Free Index     Markets Index    Growth Fund     Free Index     Markets Index
                          -----------  ----------------  -------------    -----------  ----------------  -------------
3 Months                    -18.91%         -24.20%         -20.77%         -18.91%         -24.20%          20.77%
   (not annualized)
1 Year                      -30.52          -40.35          -36.76          -30.52          -40.35          -36.76
3 Year                       -1.21          -11.16           -6.77           -3.59          -29.88          -18.97
Inception                    -2.29           -8.86           -5.53           -8.84          -31.02          -20.35
   (7/1/94)


*  As of 6/30/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                        PORTFOLIO STRUCTURE - BY SECTOR
                        -------------------------------
                            (% of total net assets)

[BAR GRAPH]

Utilities                      35.5
Technology                     22.4
Financial                      13.2
Retail                          7.3
Consumer Non-Durables           7.1
Publishing & Broadcast          0.8
Consumer Services               1.9
Raw Materials                   1.0
Other Assets & Liabilities     10.8

                               GROWTH OF $10,000
                               -----------------
[PLOT POINTS GRAPH]

SIT DEVELOPING MARKETS GROWTH FUND
MSCI EMERGING MARKETS FREE INDEX

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/98 would have grown to $9,116 in the Fund or $6,898 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.

SIT DEVELOPING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED JUNE 30, 1998

                              10 LARGEST HOLDINGS
                              -------------------

* Panamerican Beverage, Inc.
* Nice Systems, Ltd., A.D.R.
* Home Centers, A.D.R.
* Telebras, A.D.R.
* Portugal Telecom, A.D.R.
* Datacraft Asia, Ltd.
* Cemig, A.D.R.
* Espirito Santo, A.D.R.
* Enersis, A.D.R.
* Telefonica De Argentina

Total number of holdings:  70

-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                   MARKET VALUE(1)
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS (89.2%)(2)
   AFRICA/ MIDDLE EAST (10.4%)
      ISRAEL (9.2%)
      24,300   Home Centers, A.D.R.
                   (Retail) (3) (5)                               $    492,075
      15,100   Nice Systems, Ltd., A.D.R.
                   (Utilities) (3)                                     566,250
                                                                  ------------
                                                                     1,058,325
                                                                  ------------
      SOUTH AFRICA (1.2%)
      26,651   Dimension Data (Technology)(3)(4)                       143,818
                                                                  ------------
   ASIA (34.7%)
      HONG KONG (8.2%)
     223,633   Founder (Technology)                                     95,249
     202,400   Hong Kong & China Gas (Utilities) 229,881
      10,675   HSBC Holdings (Financial)                               261,080
     144,000   Ng Fung Hong (Consumer Services)                         99,432
      68,000   VTech Holdings, Ltd.
                   (Consumer Durables)                                 253,201
                                                                  ------------
                                                                       938,843
                                                                  ------------
      INDONESIA (0.3%)
     625,600   PT Dynaplast
               (Consumer Non-Durables) (5)                              20,284
     258,000   PT Ramayana Lestari (Retail) (3)                   $     20,253
                                                                  ------------
                                                                        40,537
                                                                  ------------
      KOREA (3.7%)
       5,900   Korea Electric Power, A.D.R.
                   (Utilities) (3)                                      42,038
      10,500   Korea Electric Power (Utilities)                        112,036
         300   Pohang Iron & Steel Co. (Raw Materials)                   9,834
       8,500   Pohang Iron & Steel Co., A.D.R.
                   (Raw Materials)                                     102,000
         352   SK Telecom Co. (Utilities)                              158,969
                                                                  ------------
                                                                       424,877
                                                                  ------------
      MALAYSIA (0.8%)
     104,600   Malaysian Assurance Alliance
                   (Financial)                                          90,732
                                                                  ------------
      PHILIPPINES (5.2%)
   3,906,000   Digital Telecom Philippines
                   (Utilities) (3)                                     121,770
     299,000   Jollibee Foods Co. (Warrants)
                   (Cons. Non-Durables)(3)(4)(5)                        91,421
      12,100   Philippine Long Distance, A.D.R.
                   (Utilities)                                         273,763
     711,000   SM Prime Holdings, Inc. (Retail)                        112,532
                                                                  ------------
                                                                       599,486
                                                                  ------------
      SINGAPORE (6.3%)
      10,000   Creative Technology, Ltd., A.D.R.
                   (Technology) (3)                                    123,750
     143,000   Datacraft Asia, Ltd. (Technology)                       343,200
     544,000   Informatics Holdings
                   (Consumer Services) (3)                             124,297
      14,208   Singapore Press Holdings
                   (Publishing & Broadcasting)                          95,282
      14,000   United Overseas Bank (Financial)                         43,620
                                                                  ------------
                                                                       730,149
                                                                  ------------
      TAIWAN (8.4%)
      33,000   Chroma Ate, Inc. (Technology) (3)                       102,283
      38,000   Hon Hai Precision Industry
                   (Technology) (3)                                    192,430
      53,200   Phoenixtec Power Co., Ltd.
                   (Technology) (3)                                    125,411
      11,624   President Enterprises, G.D.R.
                   (Consumer Non-Durables) (3) (4)                      98,804
      20,000   Synnex Technology Corp.
                   (Technology) (3)(4)                                  86,436
      6,100    Synnex Technology Corp., G.D.R.
                   (Technology) (3)(4)                                 104,310
28

-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                   MARKET VALUE(1)
-------------------------------------------------------------------------------

      31,592   Yageo Corp., G.D.R.
                   (Technology) (3) (4)                           $    255,861
                                                                  ------------
                                                                       965,535
                                                                  ------------
   THAILAND (1.8%)
      49,400   Advanced Info Services
                   (Technology)                                        210,711
                                                                  ------------

EUROPE (12.9%)
   PORTUGAL (10.0%)
       7,430   Electricidad De Portugal, S.A. (Utilities)              172,830
      13,800   Espirito Santo, A.D.R. (Financial)                      336,375
       7,100   Portugal Telecom, A.D.R. (Utilities)                    374,525
       1,500   Telecel Comunicasoes Pessoais, S.A.
                   (Utilities) (3)                                     266,522
                                                                  ------------
                                                                     1,150,252
                                                                  ------------
   SPAIN (2.9%)
       3,700   Banco Santander (Financial)                             187,544
       1,045   Telefonica De Espana, A.D.R.
                   (Utilities)                                         145,320
                                                                  ------------
                                                                       332,864
                                                                  ------------
LATIN AMERICA (29.6%)
   ARGENTINA (4.3%)
       6,800   Disco, S.A., A.D.R. (Retail) (3)                        217,600
       8,500   Telefonica De Argentina, A.D.R.
                   (Utilities)                                         275,719
                                                                  ------------
                                                                       493,319
                                                                  ------------
   BRAZIL (11.1%)
      11,005   Cemig, A.D.R. (Utilities)                               342,476
     630,000   Light (ON) (Utilities)                                  193,377
       3,600   Telebras, A.D.R. (Utilities)                            393,075
   2,250,000   Telecom Brasileiras, S.A. (Utilities)                   178,980
   2,040,000   Telesp Cellular, S.A. (Utilities) (3)                   169,331
                                                                  ------------
                                                                     1,277,239
                                                                  ------------
   CHILE (2.6%)
      12,200   Enersis, A.D.R. (Utilities)                             298,138
                                                                  ------------

   MEXICO (9.2%)
      89,000   Grupo Financiero Banamex
                   (Financial) (3)                                     173,335
     738,000   Grupo Financiero Bancomer-B
                   (Financial)                                         275,143
      19,400   Panamerican Beverage, Inc.
                   (Consumer Non-Durables)                             609,888
                                                                  ------------
                                                                     1,058,366
                                                                  ------------

-------------------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                                 MARKET VALUE(1)
-------------------------------------------------------------------------------

   PERU (2.4%)
      10,384   Credicorp, A.D.R. (Financial)                      $    152,515
     166,665   Luz Del Sur (Utilities) (3)                             123,119
                                                                  ------------
                                                                       275,634
                                                                  ------------
NORTH AMERICA (1.6%)
   CANADA (1.6%)
       7,700   Bell Canada International
                   (Technology) (3)                                    180,524
                                                                  ------------

Total common and preferred stocks
   (cost: $11,128,686)                                              10,269,349
                                                                  ------------

SHORT-TERM SECURITIES (15.3%) (2)
     571,000   Beneficial Corp.,
                   5.72%, 7/1/98                                       571,000
     797,000   Federal Home Loan Bank,
                   5.40%, 7/1/98                                       797,000
     391,000   Sears Roebuck Acceptance Corp.,
                   5.76%, 7/2/98                                       390,937
                                                                  ------------

Total short-term securities
   (cost: $1,758,937)                                                1,758,937
                                                                  ------------

Total investments in securities
   (cost: $12,887,623) (8)                                        $ 12,028,286
                                                                  ============


        See accompanying notes to portfolios of investments on page 37.

SIT REGIONAL GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1998

[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER

     The Sit Regional Growth Fund delivered a positive return of +12.6% during the six months since its inception on 12/31/97. The Fund's positive return lagged the return of the S&P 500 Index and that of the Russell 3000 Index due in part to higher cash positions during the start up of the Fund. In addition, large capitalization stocks outperformed small cap stocks during the quarter. This favored the S&P 500 Index due to the greater number of large cap names versus the potential for the Fund.
     The Fund is well diversified by sector. Ten sectors have weights of at least 4%. Favored sectors continue to be financial, health care and retail. Retail stock exposure increased by +5.2% to 12.8% in the last quarter. Strong performance and additional purchases of leading retailers Dayton Hudson Corp., Walgreen Co., and Best Buy, Inc. accounted for the increased weight. All three are top 10 holdings in the Fund and remain attractive investments given robust consumer spending trends, personal income gains and high consumer confidence. Value-added performance was strongest in this sector as stocks held in the Fund advanced +41.0%, on average, versus +33.2% for retail stocks, in general, since inception. Cash was drawn down to 1.9% from 6.6% as of the previous quarter end.
     The Fund's valuation at year end was 25.7 and 21.3 times estimated 1998 and 1999 earnings, respectively. By comparison, the S&P 500 carries price-to-earnings multiples of 26.4 and 24.6 times, respectively. Earnings growth for stocks in the Fund is expected to accelerate in the midst of a decelerating environment for the market. Expected growth of +15.6% in 1998 increases to +20.1% forecasted for 1999. Given the positive fundamentals and attractive valuations of the companies in the portfolio, we are sanguine about the Fund's potential.


                       INVESTMENT OBJECTIVE AND STRATEGY
                       ---------------------------------

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.

                               PORTFOLIO SUMMARY
                               -----------------

   Net Asset Value  6/30/98:   $11.26 Per Share

           Total Net Assets:   $4.98 Million

                               PORTFOLIO STRUCTURE
                               -------------------
                             (% of total net assets)
[BAR GRAPH]

Financial                       20.2
Health Care                     18.7
Retail                          12.8
Technology                       8.5
Capital Goods                    6.4
Business Equip. & Services       5.2
Raw Materials                    4.7
Energy                           4.2
Consumer Non-Durables            4.1
Consumer Durables                4.1
Utilities                        3.8
Transportation                   3.2
Consumer Services                2.2
Other Assets and Liabilities     1.9

                                CUMULATIVE TOTAL RETURNS*
                       ----------------------------------------
                       Regional          Russell           S&P
                        Growth             3000            500
                         Fund             Index           Index
                       --------          -------          -----
3 Months                 1.17%             1.82%           3.30%

Inception               12.60             15.11           17.71
   (12/31/97)

* As of 6/30/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 3000 INDEX.

                               GROWTH OF $10,000
                               -----------------

[PLOT POINTS GRAPH]

S&P 500 INDEX
SIT REGIONAL GROWTH FUND

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/98 would have grown to $11,260 in the Fund, or $11,771 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                              10 LARGEST HOLDINGS
                              -------------------

* Dayton Hudson Corp.
* Walgreen Co.
* Ceridian Corp.
* Medtronic, Inc.
* United Healthcare Corp.
* Norwest Corp.
* Household International, Inc.
* Best Buy, Inc.
* Progressive Corp.
* Stryker Corp.

Total number of holdings: 43

SIT REGIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED JUNE 30, 1998

-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                   MARKET VALUE(1)
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS (98.1%) (2)
   BUSINESS EQUIPMENT & SERVICE (5.2%)
       3,000   Ceridian Corp. (3)                                 $    176,250
       1,950   Fiserv, Inc. (3)                                         82,814
                                                                  ------------
                                                                       259,064
                                                                  ------------
   CAPITAL GOODS (6.4%)
       3,000   Applied Power, Inc.                                     103,125
       1,000   DT Industries, Inc.                                      24,250
       2,000   Deere & Co.                                             105,750
       1,000   Honeywell, Inc.                                          83,563
                                                                  ------------
                                                                       316,688
                                                                  ------------
   CONSUMER DURABLES (4.1%)
       2,500   Harley-Davidson, Inc.                                    96,875
       3,000   Snap On, Inc.                                           108,750
                                                                  ------------
                                                                       205,625
                                                                  ------------
   CONSUMER NON-DURABLES (4.1%)
       2,000   Newell Company                                           99,625
       2,500   Bemis, Inc.                                             102,187
                                                                  ------------
                                                                       201,812
                                                                  ------------
   CONSUMER SERVICES (2.2%)
       3,500   Ha-Lo Industries, Inc. (3)                              108,937
                                                                  ------------

   ENERGY (4.2%)
       1,100   Camco International, Inc.                                85,662
       2,800   Transocean Offshore Drilling, Inc.124,600
                                                                  ------------
                                                                       210,262
                                                                  ------------
   FINANCIAL (20.2%)
      BANKING (12.0%)
       3,000   Charter One Financial, Inc.                             101,062
       1,500   Comerica, Inc.                                           99,375
       1,500   Northern Trust Corp.                                    114,375
       4,000   Norwest Corp.                                           149,500
       4,500   TCF Financial Corp.                                     132,750
                                                                  ------------
                                                                       597,062
                                                                  ------------
      FINANCIAL SERVICES (3.0%)
       3,000   Household International, Inc.                           149,250
                                                                  ------------

      INSURANCE (5.2%)
       1,000   Progressive Corp. Ohio                                  141,000
       2,500   Reliastar Financial Corp.                               120,000
                                                                  ------------
                                                                       261,000
                                                                  ------------
   HEALTH CARE (18.7%)
      BIOTECHNOLOGY/PHARMACEUTICALS (5.3%)
       2,000   Eli Lilly & Co.                                    $    132,125
       1,500   R.P. Scherer Corp. (3)                                  132,938
                                                                  ------------
                                                                       265,063
                                                                  ------------
      MEDICAL EQUIPMENT/ SUPPLIES (10.2%)
       1,500   Hillenbrand Industries, Inc.                             90,000
       2,500   Medtronic, Inc.                                         159,375
       3,500   Stryker Corp.                                           134,313
       5,000   Sybron Intl. Corp. (3)                                  126,250
                                                                  ------------
                                                                       509,938
                                                                  ------------
      MEDICAL FACILITIES MANAGEMENT (3.2%)
       2,500   United Healthcare Corp. (3)                             158,750
                                                                  ------------
   RAW MATERIALS (4.7%)
       3,000   Ecolab, Inc.                                             93,000
       1,000   H.B. Fuller Co.                                          55,437
       1,500   Monsanto Co.                                             83,813
                                                                  ------------
                                                                       232,250
                                                                  ------------
   RETAIL (12.8%)
       4,000   Best Buy, Inc. (3)                                      144,500
       4,000   Dayton Hudson Corp.                                     194,000
       2,200   Kohls Corp. (3)                                         114,125
       4,500   Walgreen Co.                                            185,906
                                                                  ------------
                                                                       638,531
                                                                  ------------
   TECHNOLOGY (8.5%)
      COMPUTER RELATED (2.1%)
       2,000   Gateway 2000, Inc. (3)                                  101,250
                                                                  ------------

      COMPUTER SOFTWARE/SERVICES (1.7%)
       2,500   Great Plains Software, Inc. (3)                          84,688
                                                                  ------------

      TELECOMMUNICATIONS & EQUIPMENT (4.7%)
       3,500   ADC Telecommunications, Inc. (3)                        127,859
       1,500   Tellabs, Inc. (3)                                       107,438
                                                                  ------------
                                                                       235,297
                                                                  ------------
      TRANSPORTATION (3.2%)
       2,800   C.H. Robinson Worldwide, Inc.                            69,650
       1,200   UAL Corp. (3)                                            93,600
                                                                  ------------
                                                                       163,250
                                                                  ------------

-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                   MARKET VALUE(1)
-------------------------------------------------------------------------------

      UTILITIES (3.8%)
       5,000   Brightpoint, Inc. (3)                              $     72,500
       4,000   Cincinnati Bell, Inc.                                   114,500
                                                                  ------------
                                                                       187,000
                                                                  ------------
Total common stocks
   (cost:  $4,473,043)                                               4,885,717
                                                                  ------------
Total investments in securities
   (cost:  $4,473,043) (8)                                        $  4,885,717
                                                                  ============


        See accompanying notes to portfolios of investments on page 37.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1998

[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER

     The Sit Science and Technology Growth Fund delivered a positive return of +17.7% during the six months since its inception on 12/31/97. Strong investment results continued for the Fund as gains during the second quarter built on robust first quarter 1998 performance. Second quarter returns were +5.5% for the Fund, compared with a flat return for the Pacific Stock Exchange Technology 100 Index. We are pleased with the Fund's positioning, but do not expect second half 1998 results to be of equal magnitude.
     Within the S&P 500 Index, technology and health care both ranked in the top four of fifteen sectors. As has been the case for the market at large, returns have primarily been driven by a small number of very large capitalization stocks. In the Russell 1000 Growth Index, Microsoft, Lucent, Cisco, and Dell accounted for approximately two-thirds of the technology sector's year-to-date return. All four are significant investments in this Fund.
     The Fund's price-to-earnings multiple of 29.8 times 1999 earnings appears high compared with the S&P 500 Index's multiple of 24.6 times but is in fact attractive given the high growth properties of the companies in this sector. In earnings terms, that growth measures +27.1% forecasted for 1999 and +26.4% over the forthcoming five years.
     Industry positioning was essentially unchanged during the quarter. The weighting in the biotechnology/pharmaceuticals industry remains the most heavily weighted industry. Profits were taken in Amgen, and shares of Warner Chilcott were sold. Sector weighting changes were also minimal, as business equipment & services and health care decreased modestly. Technology increased by +2.5% to 47.3%.


                       INVESTMENT OBJECTIVE AND STRATEGY
                       ---------------------------------

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY


   Net Asset Value 6/30/98:   $11.77 Per Share

          Total Net Assets:   $4.86 Million

                              PORTFOLIO STRUCTURE
                              -------------------
                            (% of total net assets)
[BAR GRAPH]

Biotech./Pharmaceutical           21.7
Computer Software/Services        20.7
Telecom. & Equipment              14.4
Business Equipment & Services     12.9
Computer Related                   9.2
Medical Equipment/Supplies         7.4
Medical Facilities Mgmt.           5.6
Semiconductors & Related           3.0
Utilities                          1.2
Other Assets and Liabilities       3.9

                                      CUMULATIVE TOTAL RETURNS*
                               ---------------------------------------
                                                         Pacific Stock
                               Science and                  Exchange
                               Technology                  Technology
                               Growth Fund                  100 Index
                               ---------------------------------------
3 Months                          5.47%                      -0.01%

Inception                        17.70                       19.06
   (12/31/98)

* As of 6/30/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.

                               GROWTH OF $10,000
                               -----------------
[PLOT POINTS GRAPH]

PSE TECH 100 INDEX
SIT SCIENCE AND TECHNOLOGY GROWTH FUND

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/98 would have grown to $11,770 in the Fund, or $11,906 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS
                              -------------------

* Medtronic, Inc.
* Cisco Systems, Inc.
* Microsoft Corp.
* BMC Software, Inc.
* Ciena Corp.
* Warner Lambert Co.
* Pfizer, Inc.
* Dell Computer Corp.
* Schering Plough Corp.
* Ceridian Corp.

Total number of holdings: 46

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED JUNE 30, 1998

-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                   MARKET VALUE(1)
-------------------------------------------------------------------------------

COMMON STOCKS (96.1%) (2)
   BUSINESS EQUIPMENT & SERVICE (12.9%)
       2,200   Ceridian Corp. (3)                                 $    129,250
       3,000   Dendrite International, Inc. (3)                        112,875
       1,950   Fiserv, Inc. (3)                                         82,814
       3,000   Paychex, Inc.                                           122,063
       2,000   Sterling Commerce, Inc. (3)                              96,875
         800   Xerox Corp.                                              81,300
                                                                  ------------
                                                                       625,177
                                                                  ------------

   HEALTH CARE (34.7%)
      BIOTECHNOLOGY/PHARMACEUTICALS (21.7%)
       2,000   Biogen, Inc. (3)                                         98,000
       1,000   Bristol Myers Squibb Co.                                114,937
       2,000   Elan Corp., p.l.c., A.D.R. (3)                          128,625
       1,500   Eli Lilly & Co.                                          99,094
         700   Merck & Co., Inc.                                        93,625
       1,300   Pfizer, Inc.                                            141,294
       2,000   Protein Design Labs (3)                                  48,187
       1,500   Schering Plough Corp.                                   137,438
       2,000   Vertex Pharmaceuticals, Inc. (3)                         45,000
       2,100   Warner Lambert Co.                                      145,688
                                                                  ------------
                                                                     1,051,888
                                                                  ------------

      MEDICAL EQUIPMENT/ SUPPLIES (7.4%)
       1,500   Arterial Vascular Engineering, Inc. (3)                  53,625
       3,000   Medtronic, Inc.                                         191,250
       3,000   Stryker Corp.                                           115,125
                                                                  ------------
                                                                       360,000
                                                                  ------------

      MEDICAL FACILITIES MANAGEMENT (5.6%)
       3,000   HBO & Co.                                               105,750
       4,500   HEALTHSOUTH Corp. (3)                                   120,094
       3,500   Imnet Systems, Inc. (3)                                  46,812
                                                                  ------------
                                                                       272,656
                                                                  ------------

   TECHNOLOGY (47.3%)
      COMPUTER RELATED (9.2%)
       1,500   Dell Computer Corp. (3)                                 139,219
       2,800   EMC Corp. Mass (3)                                      125,475
       1,500   Gateway 2000, Inc. (3)                                   75,937
       2,500   Solectron Corp. (3)                                     105,156
                                                                  ------------
                                                                       445,787
                                                                  ------------

      COMPUTER SOFTWARE & SERVICES (20.7%)
       2,000   Aspen Technologies, Inc. (3)                            101,000
       3,000   BMC Software, Inc. (3)                                  155,812
       3,000   Cadence Design System, Inc. (3)                          93,750
       1,700   Check Point Software Technology (3)                      55,675
       2,000   Computer Associates International, Inc.                 111,125


-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                                   MARKET VALUE(1)
-------------------------------------------------------------------------------

       3,500   Intelligroup, Inc. (3)                             $     62,125
       2,600   Legato Systems, Inc. (3)                                101,400
       1,500   Microsoft Corp. (3)                                     162,563
       2,500   Peoplesoft, Inc. (3)                                    117,500
       2,500   Security Dynamics Technology (3)                         46,250
                                                                  ------------
                                                                     1,007,200
                                                                  ------------

      SEMICONDUCTORS & RELATED (3.0%)
       3,000   Analog Devices, Inc. (3)                                 73,687
       1,000   Intel Corp.                                              74,125
                                                                  ------------
                                                                       147,812
                                                                  ------------

      TELECOMMUNICATIONS & EQUIPMENT (14.4%)
       3,500   ADC Telecommunications, Inc. (3)                        127,859
       2,100   Ciena Corp. (3)                                         146,212
       2,000   Cisco Systems, Inc. (3)                                 184,125
       1,500   Globalstar Telecommunications, Inc. (3)                  40,500
       1,400   Lucent Technologies, Inc.                               116,463
       1,200   Tellabs, Inc. (3)                                        85,950
                                                                  ------------
                                                                       701,109
                                                                  ------------

   UTILITIES (1.2%)
       4,000   Brightpoint, Inc. (3)                                    58,000
                                                                  ------------

Total common stocks
   (cost:  $3,995,918)                                               4,669,629
                                                                  ------------

CONVERTIBLE BONDS (0.8%) (2)
      50,000   Tecnomatix Technologies Conv.
                   5.25%, 8/15/04 (4)                                   39,563
                                                                  ------------
   (cost:  $48,180)

SHORT-TERM SECURITIES (6.1%) (2)
     297,000   Federal Natl. Mortgage Assoc.
                   5.60%, 7/2/98                                       296,954
                                                                  ------------
   (cost:  $296,954)

Total investments in securities
   (cost:  $4,341,052) (8)                                        $  5,006,146
                                                                  ============


        See accompanying notes to portfolios of investments on page 37.

SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) Securities sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and sold only to dealers in that program or other "accredited investors". This security has been determined liquid under the guidelines established by the Board of Directors.

(5) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these these securities at June 30, 1998, is $603,780 and $315,806 in Developing Markets Growth and Small Cap Growth Funds respectively, which represents 5.2% and 0.5% of the Fund's net assets, respectively. The following table summarizes the purchase date(s) and cost basis of these securities:

                                                                           Purchase
                 Fund                            Security                   Date(s)          Shares/Par    Cost Basis
     ------------------------------      -----------------------      ------------------       -------      --------
     Developing Markets Growth Fund      Home Centers, A.D.R.         2/28/96 - 3/29/96         24,300      $210,463
     Developing Markets Growth Fund      PT Dynaplast                 1/17/96 - 1/19/97        625,600       184,582
     Developing Markets Growth Fund      Jollibee Foods               3/30/95 - 10/10/95       299,000       145,971
     Small Cap Growth Fund               Commodore Applied Tech.      6/28/96                  220,400       564,250


(6) This security represents an investment in an affiliated party and comprises 0.9%, 0.5%, and 0.2% of the Large Cap Growth, International Growth, and Mid Cap Growth Funds' net assets, respectively. See note 3 to the accompanying financial statements.

(7)  These securities were purchased on a when-issued basis.

(8) At June 30, 1998, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                 LARGE CAP            MID CAP           SMALL CAP
                                                  GROWTH              GROWTH              GROWTH             BALANCED
                                                   FUND                FUND                FUND                FUND
                                               -------------       -------------       -------------       -------------
Cost for federal income tax purposes           $  82,510,375       $ 267,323,394       $  48,064,546       $   5,248,878
                                               =============       =============       =============       =============
Unrealized appreciation (depreciation) on
   investments:
      Gross unrealized appreciation            $  42,806,495       $ 150,603,145       $  13,734,573       $   1,894,950
      Gross unrealized depreciation                 (356,170)        (10,250,226)         (4,243,467)            (29,267)
                                               -------------       -------------       -------------       -------------
Net unrealized appreciation                    $  42,450,325       $ 140,352,919       $   9,491,106       $   1,865,683
                                               =============       =============       =============       =============

                                                                    DEVELOPING                              SCIENCE &
                                               INTERNATIONAL         MARKETS             REGIONAL           TECHNOLOGY
                                                  GROWTH              GROWTH              GROWTH              GROWTH
                                                   FUND                FUND                FUND                FUND
                                               -------------       -------------       -------------       -------------
Cost for federal income tax purposes           $  70,247,480       $  12,887,622       $   4,490,067       $   4,358,076
                                               =============       =============       =============       =============
Unrealized appreciation (depreciation) on
   investments:
      Gross unrealized appreciation            $  34,644,486       $   1,779,511       $     506,310       $     799,541
      Gross unrealized depreciation               (3,994,795)         (2,638,847)           (110,660)           (151,471)
                                               -------------       -------------       -------------       -------------
Net unrealized appreciation                    $  30,649,691       ($    859,336)      $     395,650       $     648,070
                                               =============       =============       =============       =============


SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES - JUNE 30, 1998

                                                 LARGE CAP            MID CAP            SMALL  CAP
                                                  GROWTH               GROWTH               GROWTH              BALANCED
                                                   FUND                 FUND                 FUND                 FUND
                                             ---------------      ---------------      ---------------      ---------------
ASSETS
Investments in securities, at
     identified cost ......................  $    82,411,218      $   266,625,027      $    48,064,546      $     5,248,878
                                             ===============      ===============      ===============      ===============

Investments in securities, at
     market value - see
     accompanying schedule for
     detail ...............................  $   124,960,700      $   407,676,313      $    57,555,652      $     7,114,561
Cash in bank on demand
     deposit ..............................           42,956                   --                   --              487,628
Receivables:
     Dividends and accrued interest .......           47,949              137,399               15,100               38,960
     Fund shares sold .....................          387,452            1,847,027               22,572               39,922
     Investment securities sold ...........          259,124            5,915,917            1,132,709               29,175
     Unrealized appreciation on foreign
       currency contracts held (Note 1) ...               --                   --                   --                   --
     Other receivables ....................               --                   93                   --                2,260
                                             ---------------      ---------------      ---------------      ---------------

       Total assets .......................      125,698,181          415,576,749           58,726,033            7,712,506
                                             ---------------      ---------------      ---------------      ---------------


LIABILITIES
Disbursements in excess
     of cash balances .....................               --              194,618               53,963                   --
Payables:
     Investment securities purchased ......        8,056,021            8,420,843              510,076              279,308
     Fund shares redeemed .................           55,930            2,307,829              617,341                5,848
     Accrued investment management
       and advisory services fee ..........           89,717              324,220               70,575                5,799
     Unrealized depreciation on foreign
       currency contracts held (Note 1) ...               --                   --                   --                   --
     Other payables .......................              361                1,769                1,707                   13
                                             ---------------      ---------------      ---------------      ---------------

       Total liabilities ..................        8,202,029           11,249,279            1,253,662              290,968
                                             ---------------      ---------------      ---------------      ---------------

Net assets applicable to
     outstanding capital stock ............      117,496,152          404,327,470           57,472,371            7,421,538
                                             ===============      ===============      ===============      ===============

Capital stock
     Par ..................................  $         0.001      $         0.001      $         0.001      $         0.001

     Authorized shares ....................   10,000,000,000       10,000,000,000       10,000,000,000       10,000,000,000
     Outstanding shares ...................        2,381,356           24,526,659            2,824,154              445,012
                                             ===============      ===============      ===============      ===============

Net asset value per share of
     outstanding capital stock ............  $         49.34      $         16.49      $         20.35      $         16.68
                                             ===============      ===============      ===============      ===============

                                                                    DEVELOPING                                SCIENCE AND
                                              INTERNATIONAL           MARKETS              REGIONAL            TECHNOLOGY
                                                  GROWTH               GROWTH               GROWTH               GROWTH
                                                   FUND                 FUND                 FUND                 FUND
                                             ---------------      ---------------      ---------------      ---------------
ASSETS
Investments in securities, at
     identified cost ......................  $    69,494,198      $    12,887,623      $     4,473,043      $     4,341,052
                                             ===============      ===============      ===============      ===============

Investments in securities, at
     market value - see
     accompanying schedule for
     detail ...............................  $   100,897,171      $    12,028,286      $     4,885,717      $     5,006,146
Cash in bank on demand
     deposit ..............................        1,029,459                4,942              171,289                3,637
Receivables:
     Dividends and accrued interest .......          193,634                2,323                2,701                2,329
     Fund shares sold .....................           24,869              110,707               30,736                7,353
     Investment securities sold ...........               --              266,903               24,249                   --
     Unrealized appreciation on foreign
       currency contracts held (Note 1) ...            3,468                  607                   --                   --
     Other receivables ....................            2,363                  758                   70                   --
                                             ---------------      ---------------      ---------------      ---------------

       Total assets .......................      102,150,964           12,414,526            5,114,762            5,019,465
                                             ---------------      ---------------      ---------------      ---------------


LIABILITIES
Disbursements in excess
     of cash balances .....................               --                   --                   --                   --
Payables:
     Investment securities purchased ......        1,050,770              889,926              127,063              150,475
     Fund shares redeemed .................        1,257,580                   --                1,995                5,891
     Accrued investment management
       and advisory services fee ..........          121,766               18,993                3,931                4,710
     Unrealized depreciation on foreign
       currency contracts held (Note 1) ...               --                  719                   --                   --
     Other payables .......................               --                   --                   --                   50
                                             ---------------      ---------------      ---------------      ---------------

       Total liabilities ..................        2,430,116              909,638              132,989              161,126
                                             ---------------      ---------------      ---------------      ---------------

Net assets applicable to
     outstanding capital stock ............       99,720,848           11,504,888            4,981,773            4,858,339
                                             ===============      ===============      ===============      ===============

Capital stock
     Par ..................................  $         0.001      $         0.001      $         0.001      $         0.001

     Authorized shares ....................   10,000,000,000       10,000,000,000       10,000,000,000       10,000,000,000
     Outstanding shares ...................        5,210,623            1,271,787              442,298              412,928
                                             ===============      ===============      ===============      ===============

Net asset value per share of
     outstanding capital stock ............  $         19.14      $          9.05      $         11.26      $         11.77
                                             ===============      ===============      ===============      ===============


         See accompanying notes to financial statements on pages 46-58.

SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS - YEAR ENDED JUNE 30, 1998

                                                           LARGE CAP           MID CAP          SMALL CAP
                                                            GROWTH             GROWTH             GROWTH            BALANCED
                                                             FUND               FUND               FUND               FUND
                                                         ------------       ------------       ------------       ------------
INVESTMENT INCOME:
   INCOME:
   Dividends ..........................................  $    627,706       $  1,379,379       $    227,065       $     35,933
   Interest ...........................................       302,882          1,002,872            274,544            155,120
                                                         ------------       ------------       ------------       ------------
     Total income .....................................       930,588          2,382,251            501,609            191,053
                                                         ------------       ------------       ------------       ------------

   EXPENSES (NOTE 3):
     Investment management and
       advisory services fee ..........................       880,285          5,020,370            968,377             59,634

     Less fees and expenses absorbed
         by investment adviser ........................            --         (1,004,074)                --                 --
                                                         ------------       ------------       ------------       ------------

     Total net expenses ...............................       880,285          4,016,296            968,377             59,634
                                                         ------------       ------------       ------------       ------------

     Net investment income (loss) .....................        50,303         (1,634,045)          (466,768)           131,419
                                                         ------------       ------------       ------------       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) (note 2) ................    12,220,496         82,862,743         10,959,585            548,219
     Net change in unrealized appreciation
       (depreciation) on investments ..................    14,921,853           (831,087)        (3,664,222)           624,195
     Realized gain (loss) on foreign
       currency transactions ..........................           (46)                --                 --                  5
     Net change in unrealized appreciation
       (depreciation) on foreign currency
       transactions (note 3) ..........................            83                 --                 --                 --
                                                         ------------       ------------       ------------       ------------

       Net gain (loss) on investments .................    27,142,386         82,031,656          7,295,363          1,172,419
                                                         ------------       ------------       ------------       ------------

Net increase (decrease) in net assets
   resulting from operations ..........................  $ 27,192,689       $ 80,397,611       $  6,828,595       $  1,303,838
                                                         ============       ============       ============       ============

                                                                             DEVELOPING                            SCIENCE AND
                                                        INTERNATIONAL         MARKETS            REGIONAL          TECHNOLOGY
                                                            GROWTH             GROWTH             GROWTH             GROWTH
                                                             FUND               FUND               FUND               FUND
                                                         ------------       ------------       ------------       ------------
INVESTMENT INCOME:
   INCOME:
   Dividends * ........................................  $  1,317,011       $    147,989       $     14,039       $      4,861
   Interest ...........................................       254,696             58,309             13,885             14,507
                                                         ------------       ------------       ------------       ------------
     Total income .....................................     1,571,707            206,298             27,924             19,368
                                                         ------------       ------------       ------------       ------------

   EXPENSES (NOTE 3):
     Investment management and
        advisory services fee .........................     1,790,014            278,595             23,035             27,931

     Less fees and expenses absorbed
     by investment adviser ............................      (338,651)                --             (3,611)            (4,655)
                                                         ------------       ------------       ------------       ------------

   Total net expenses .................................     1,451,363            278,595             19,424             23,276
                                                         ------------       ------------       ------------       ------------

     Net investment income (loss) .....................       120,344            (72,297)             8,500             (3,908)
                                                         ------------       ------------       ------------       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) (note 2) ................     6,485,017           (532,256)            26,658            (44,932)
     Net change in unrealized appreciation
        (depreciation) on investments .................       874,697         (4,417,826)           412,674            665,094
     Realized gain (loss) on foreign
     currency transactions ............................       831,317            (20,693)                --                 --
     Net change in unrealized appreciation
        (depreciation) on foreign currency
        transactions (note 3) .........................      (805,596)               550                 --                 --
                                                         ------------       ------------       ------------       ------------

     Net gain (loss) on investments ...................     7,385,435         (4,970,225)           439,332            620,162
                                                         ------------       ------------       ------------       ------------

Net increase (decrease) in net assets
   resulting from operations ..........................  $  7,505,779       ($ 5,042,522)      $    447,832       $    616,254
                                                         ============       ============       ============       ============



* Dividends are net of foreign withholding tax of $1,519 and $130,162 in the Developing Markets Growth Fund and International Growth Fund, respectively.


         See accompanying notes to financial statements on pages 46-58.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          LARGE CAP                            MID CAP
                                                                         GROWTH FUND                         GROWTH FUND
                                                               -------------------------------     -------------------------------
                                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                  JUNE 30,          JUNE 30,          JUNE 30,          JUNE 30,
                                                                    1998              1997              1998              1997
                                                               -------------     -------------     -------------     -------------
OPERATIONS:
   Net investment income (loss) .............................  $      50,303     $     116,342     ($  1,634,045)    ($    735,402)
   Net realized gain (loss) on investments ..................     12,220,496         5,023,320        82,862,743        28,436,883
   Net change in unrealized appreciation
     (depreciation) on investments ..........................     14,921,853        12,065,384          (831,087)       31,494,086
   Net realized gain (loss) on foreign currency transactions.            (46)               27                --                --
   Net change in unrealized appreciation (depreciation) on
     foreign currency transactions ..........................             83               (79)               --                --
                                                               -------------     -------------     -------------     -------------
Net increase (decrease) in net assets resulting from
   operations ...............................................     27,192,689        17,204,994        80,397,611        59,195,567
                                                               -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ....................................       (132,500)          (47,000)               --                --
   Net realized gains on investments ........................     (7,922,500)       (3,850,001)      (46,136,334)      (59,500,008)
                                                               -------------     -------------     -------------     -------------
     Total distributions ....................................     (8,055,000)       (3,897,001)      (46,136,334)      (59,500,008)
                                                               -------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ................................     35,549,440        16,419,829       327,420,150       242,840,720
   Reinvested distributions .................................      7,865,696         3,811,428        43,699,380        56,948,223
   Payments for shares redeemed .............................    (17,283,050)      (14,329,400)     (387,596,125)     (269,258,711)
                                                               -------------     -------------     -------------     -------------
     Increase (decrease) in net assets from
       capital share transactions ...........................     26,132,086         5,901,857       (16,476,595)       30,530,232
                                                               -------------     -------------     -------------     -------------
       Total increase in net assets .........................     45,269,775        19,209,850        17,784,682        30,225,791
NET ASSETS
   Beginning of period ......................................     72,226,377        53,016,527       386,542,788       356,316,997
                                                               -------------     -------------     -------------     -------------
   End of period ............................................  $ 117,496,152     $  72,226,377     $ 404,327,470     $ 386,542,788
                                                               =============     =============     =============     =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....................  $  66,308,638     $  40,176,552     $ 204,046,842     $ 222,157,482
Undistributed (distributions in excess of) net
   investment income ........................................         17,320            99,517                --                --
Accumulated net realized gain (loss) from
   security transactions and foreign
   currency transactions ....................................      8,620,712         4,322,762        59,229,342        22,502,933
Unrealized appreciation (depreciation) on investments .......     42,549,482        27,627,629       141,051,286         3,558,489
Unrealized appreciation (depreciation) on foreign
   currency transactions ....................................             --               (83)               --                --
                                                               -------------     -------------     -------------     -------------
                                                               $ 117,496,152     $  72,226,377     $ 404,327,470     $ 386,542,788
                                                               =============     =============     =============     =============
CAPITAL TRANSACTIONS IN SHARES:
   Sold .....................................................        796,463           464,406        20,467,307        16,372,618
   Reinvested distributions .................................        199,890           114,020         3,101,446         3,987,971
   Redeemed .................................................       (403,112)         (408,921)      (24,097,062)      (18,171,415)
                                                               -------------     -------------     -------------     -------------
Net increase (decrease) .....................................        593,241           169,505          (528,309)        2,189,174
                                                               =============     =============     =============      =============


           SMALL CAP                         BALANCED                       INTERNATIONAL                  DEVELOPING MARKETS
          GROWTH FUND                          FUND                          GROWTH FUND                       GROWTH FUND
-----------------------------    ------------------------------    ------------------------------    ------------------------------
  YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
   JUNE 30,        JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
     1998            1997             1998             1997             1998             1997             1998             1997
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------

($    466,768)  ($    434,682)   $     131,419    $     109,799    $     120,344    $      42,419    ($     72,297)   $      36,639
   10,959,585        (912,902)         548,219          200,106        6,485,017        1,640,159         (532,256)          76,993

   (3,664,222)      3,290,336          624,195          608,673          874,697       11,953,639       (4,417,826)       2,344,576
           --              --                5               (1)         831,317         (160,526)         (20,693)         (22,737)

           --              --               --               --         (805,596)         806,608              550           (1,147)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------

    6,828,595       1,942,752        1,303,838          918,577        7,505,779       14,282,299       (5,042,522)       2,434,324
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------

           --              --         (127,000)        (105,900)        (159,683)         (72,156)         (13,900)              --
   (2,211,000)     (2,420,001)        (443,000)         (23,900)      (3,469,317)      (2,161,979)              --               --
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
   (2,211,000)     (2,420,001)        (570,000)        (129,800)      (3,629,000)      (2,234,135)         (13,900)              --
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------

   86,265,023      73,008,089        2,008,168          735,329       97,772,151       61,912,441       10,606,901       11,729,661
    2,167,174       2,389,614          567,624          129,753        3,462,126        2,104,203           13,512               --
  (93,935,313)    (67,408,659)        (991,255)        (612,558)     (65,498,487)      (6,020,654)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------

   (5,503,116)      7,989,044        1,584,537          252,524       (3,435,035)      (1,481,843)        (227,746)       5,709,007
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
     (885,521)      7,511,795        2,318,375        1,041,301          441,744       10,566,321       (5,284,168)       8,143,331

   58,357,892      50,846,097        5,103,163        4,061,862       99,279,104       88,712,783       16,789,056        8,645,725
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$  57,472,371   $  58,357,892    $   7,421,538    $   5,103,163    $  99,720,848    $  99,279,104    $  11,504,888    $  16,789,056
=============   =============    =============    =============    =============    =============    =============    =============

$  40,267,154   $  46,237,038    $   5,230,849    $   3,646,312    $  63,131,461    $  66,566,496    $  13,300,655    $  13,621,389

           --              --           35,495           31,076          284,937          193,262               --           13,902


    7,714,111      (1,034,474)         289,511          184,287        4,909,485        1,193,482         (935,567)        (403,311)
  141,882,373       9,491,106       13,155,328        1,865,683        1,241,488       31,402,973       30,528,276         (859,337)

           --              --               --               --           (8,008)         797,588             (863)          (1,413)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$  57,472,371   $  58,357,892    $   7,421,538    $   5,103,163    $  99,720,848    $  99,279,104    $  11,504,888    $  16,789,056
=============   =============    =============    =============    =============    =============    =============    =============

    4,344,293       4,089,297          129,469           54,438        5,340,368        3,718,121          960,282        1,020,359
      118,231         130,938           38,770            9,958          213,976          130,858            1,354               --
   (4,726,969)     (3,769,890)         (65,109)         (45,668)      (5,690,151)      (3,947,014)        (977,683)        (521,868)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
     (264,445)        450,345          103,130           18,728         (135,807)         (98,035)         (16,047)         498,491
=============   =============    =============    =============    =============    =============    =============    =============



         See accompanying notes to financial statements on pages 46-58.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED FROM PREVIOUS PAGE)


                                                                       REGIONAL        SCIENCE AND TECHNOLOGY
                                                                      GROWTH FUND           GROWTH FUND
                                                                      -----------           -----------
                                                                   SIX  MONTHS ENDED      SIX MONTHS ENDED
                                                                        JUNE 30,               JUNE 30,
                                                                        1998 (*)                1998(*)
                                                                        --------                -------
OPERATIONS
   Net investment income (loss) .................................     $     8,500            $   (3,908)
   Net realized gain (loss) on investments ......................          26,658               (44,932)
   Net change in unrealized appreciation
     depreciation) on investments ...............................         412,674               665,094
   Net realized gain (loss) on foreign currency transactions ....            --                    --
   Net change in unrealized appreciation (depreciation) on
     foreign currency transactions ..............................            --                    --
                                                                      -----------           -----------
   Net increase (decrease) in net assets resulting from
     operations .................................................         447,832               616,254
                                                                      -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ........................................            --                    --
   Net realized gains on investments ............................            --                    --
                                                                      -----------           -----------
     Total distributions                                                     --                    --
                                                                      -----------           -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ....................................       4,764,788             4,529,940
   Reinvested distributions .....................................            --                    --
   Payments for shares redeemed .................................        (230,847)             (287,855)
                                                                      -----------           -----------
     Increase (decrease) in net assets from
       capital share transactions ...............................       4,533,941             4,242,085
                                                                      -----------           -----------
       Total increase in net assets .............................       4,981,773             4,858,339
NET ASSETS
   Beginning of period ..........................................            --                    --
                                                                      -----------           -----------
   End of period ................................................     $ 4,981,773           $ 4,858,339
                                                                      ===========           ===========
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus) ......................     $ 4,533,941           $ 4,238,177
   Undistributed (distributions in excess of) net
     investment income ..........................................           8,500                  --
   Accumulated net realized gain (loss) from
     security transactions and foreign
       currency transactions ....................................          26,658               (44,932)
   Unrealized appreciation (depreciation) on investments                  412,674               665,094
   Unrealized appreciation (depreciation) on foreign
     currency transactions ......................................            --                    --
                                                                      -----------           -----------
                                                                      $ 4,981,773           $ 4,858,339
                                                                      ===========           ===========

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                   463,573               439,554
   Reinvested distributions                                                  --                    --
   Redeemed                                                               (21,275)              (26,626)
                                                                      -----------           -----------
Net increase (decrease)                                                   442,298               412,928
                                                                      ===========           ===========

*Period since commencement of operations (12/31/97)
                   See accompanying notes to financial statements on pages 46-58 44

                 (This page has been left blank intentionally.)

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, Sit Regional Growth and Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc..

The Regional Growth and Science and Technology Growth Funds commenced operations on December 31, 1997. The only transactions for these funds prior to that date was the sale of 10 shares for $100 in each of the funds to Sit Investment Associates, Inc. on December 23, 1997.

This report covers the stock funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

         FUND                               INVESTMENT OBJECTIVE

       Large Cap Growth               Maximize long-term capital appreciation
                                      and, secondarily current income.

       Mid Cap Growth                 Maximize long-term capital appreciation.

       Small Cap Growth               Maximize long-term capital appreciation.

       Balanced Long-term capital appreciation consistent with the preservation of principal and to provide regular income.

       International Growth           Maximize long-term capital appreciation.

       Developing Markets Growth      Maximize long-term capital appreciation.

       Regional Growth Fund           Maximize long-term capital appreciation.

       Science and Technology Growth  Maximize long-term capital appreciation.

Significant accounting policies followed by the Funds are summarized below:


INVESTMENTS IN SECURITIES

Investments in securities traded on national or international securities exchanges or on the NASDAQ National Market System are valued at the last quoted sales price prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last bid price; foreign securities that are purchased in the form of American Depository Receipts (ADRs) are valued in United States dollars at the latest quoted price on the national securities exchange on which the ADR is traded. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Board of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Securities maturing more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Delivery and payment for securities which have been purchased by the Balanced Fund on a when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of June 30, 1998, the Balanced Fund had entered into when-issued commitments of $63,700.

ILLIQUID SECURITIES

Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 1998, the Developing Markets Growth Fund and Small Cap Growth Fund held investments in securities deemed illiquid by the investment adviser. The aggregate value of such securities at June 30, 1998, was $603,780 and $315,806, representing 5.2% and 0.5% of the Fund's net assets, respectively. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

At June 30, 1998, the Developing Markets Growth Fund and International Growth Fund had entered into foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

DEVELOPING MARKETS GROWTH FUND:

         Exchange date     Currency to be       Currency to be      Unrealized
                             delivered            received         appreciation
                                                                  (depreciation)
        ------------------------------------------------------------------------
         July 2, 1998         114,214              884,842             $ (12)
                            U.S. Dollar       Hong Kong Dollar

         July 1, 1998         111,938             1,002,968             (318)
                            U.S. Dollar         Mexican Peso

         July 2, 1998         172,464            31,949,000              607
                            U.S. Dollar       Portugal Escudo

         July 2, 1998         56,288               64,990                (94)
                            U.S. Dollar         Brazil Real

         July 2, 1998         139,261              76,940               (295)
                           Deutsche Mark        U.S. Dollar           -------
                                                                      $ (112)

INTERNATIONAL GROWTH FUND:

         Exchange date     Currency to be      Currency to be       Unrealized
                             delivered           received          appreciation
--------------------------------------------------------------------------------
         July 2, 1998         153,220           21,665,374           $ 3,468
                            U.S. Dollar        Japanese Yen





FEDERAL TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the fund.

Undistributed net investment income and accumulated net realized gains (losses) from the Statement of Changes in Net Assets have been increased (decreased) by current permanent book-to-tax differences resulting in reclassification of additional paid-in capital as follows:

                                  Undistributed    Accumulated        Additional
                                   net invest.     net realized         paid-in
                                     income       gains (losses)        capital
                                     ------       --------------        -------

Developing Markets Growth             72,295          20,693            (92,988)
Small Cap Growth                     466,768            ----           (466,768)
International Growth                 131,014        (131,014)              ----
Mid Cap Growth                     1,634,045            ----         (1,634,045)
Science and Technology Growth          3,908            ----             (3,908)

For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryover of $935,567 at June 30, 1998 which, if not offset by subsequent capital gains, will begin to expire in 2004. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryover is offset or expires.

DISTRIBUTIONS

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Regional Growth, Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

CONCENTRATION OF INVESTMENTS

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 1998, were as follow:

                                                  Purchases         Proceeds
                                                  ---------         --------

         Large Cap Growth Fund                   $53,236,135      $36,424,371
         Mid Cap Growth Fund                     197,112,748      261,733,028
         Small Cap Growth Fund                    47,494,811       52,649,520
         Balanced Fund                             4,281,355        3,281,666
         International Growth Fund                40,615,483       44,100,218
         Developing Markets Growth Fund            6,707,958        6,738,493
         Regional Growth Fund                      5,192,674          746,291
         Science and Technology Growth Fund        4,787,188          698,287



NOTE 3 - EXPENSES

INVESTMENT ADVISER

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund's assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                 Contractual    Net of Adviser's
                                                 Management      Voluntary Fee
                                                     Fee           Waiver
                                                     ---           ------

         Large Cap Growth Fund                       1.00%           1.00%
         Mid Cap Growth Fund                         1.25%           1.00%
         Small Cap Growth Fund                       1.50%           1.50%
         Balanced Fund                               1.00%           1.00%
         International Growth Fund                   1.85%           1.50%
         Developing Markets Growth Fund              2.00%           2.00%
         Regional Growth Fund                        1.00%           1.00%
         Science and Technology Growth Fund          1.50%           1.25%

SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

For the period November 1, 1996 through December 31, 1998 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. For the period January 1, 1994 through December 31, 1998, the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. For the period January 1, 1998 through December 31, 1998, the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the Regional Growth and Science and Technology Growth Funds to 1.00% and 1.25%, respectively, of the Fund's average daily net assets. After December 31, 1998, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. During the period ended June 30, 1998, for the International Growth, Mid Cap Growth, Regional Growth and Science and Technology Growth Funds, SIA voluntarily absorbed an additional $338,651, $1,004,074, $3,611 and $4,655 respectively, in expenses that were otherwise payable by the Funds.

As of June 30, 1998, the Large Cap Growth Fund, International Growth Fund, and Mid Cap Growth Fund had invested $1,000,000, $500,000, and $1,000,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

INVESTMENT SUB-ADVISER

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $732,239 were paid or payable to SKI for the year ended June 30, 1998.

TRANSACTIONS WITH AFFILIATES

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 1998:

                                                                  % Shares
                                                   Shares       Outstanding
                                                   ------       -----------

         Large Cap Growth Fund                     413,189        17.35%
         Mid Cap Growth Fund                     3,170,057        12.93
         Small Cap Growth Fund                     892,849        31.62
         Balanced Fund                             126,881        28.51
         International Growth Fund                 957,939        18.38
         Developing Markets Growth Fund            336,352        26.45
         Regional Growth Fund                      118,823        26.86
         Science and Technology Growth Fund        127,761        30.94

NOTE  4 - FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated in the following Financial Highlights for each Fund.

SIT LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                Years Ended June 30,
                                              ----------------------------------------------------------------
                                                 1998         1997          1996           1995           1994
                                                 ----         ----          ----           ----           ----
NET ASSET VALUE:
  Beginning of period                         $  40.39     $ 32.75        $ 28.38        $ 23.89        $ 25.61
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            .02         .07            .04            .11            .23
  Net realized and unrealized gains
   (losses) on investments                       13.17       10.02           6.61           5.88           (.33)
---------------------------------------------------------------------------------------------------------------
  Total from operations                          13.19       10.09           6.65           5.99           (.10)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      (.07)       (.03)          (.04)          (.09)          (.23)
  From realized gains                            (4.17)      (2.42)         (2.24)         (1.41)         (1.39)
---------------------------------------------------------------------------------------------------------------
  Total distributions                            (4.24)      (2.45)         (2.28)         (1.50)         (1.62)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                               $  49.34     $ 40.39        $ 32.75        $ 28.38        $ 23.89
---------------------------------------------------------------------------------------------------------------
Total investment return (1)                      35.33%      32.36%         24.48%         26.33%         (0.58%)
---------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)   $117,496     $72,226        $53,017        $45,211        $34,612
---------------------------------------------------------------------------------------------------------------
RATIOS:
  Expenses to average daily net assets            1.00%       1.00%(2)       1.00%(2)       1.00%(2)       1.10%(2)
  Net investment income to average daily
   net assets                                     0.06%       0.20%(2)       0.14%(2)       0.42%(2)       0.89%(2)
  Average brokerage commission rate (3)       $ 0.0550$     0.0560           n/a            n/a            n/a
Portfolio turnover rate (excluding
  short-term securities)                         43.61%      32.23%         49.99%         67.14%         73.62%

-------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the years ended June 30, 1997, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $50,548, $110,099, $132,305 and $112,191 respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08%, 1.23%, 1.35% and 1.40% for the years ended June 30, 1997, 1996, 1995, and 1994 respectively, and the ratio of net investment income(loss) to average daily net assets would have been 0.11%,(.09%), 0.07%, and 0.59% respectively.

(3) Beginning in fiscal 1997, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Per share amounts prior to December 10, 1993 have been restated to reflect the 4 to 1 stock split.



                                                                          Years Ended June 30,
                                                ----------------------------------------------------------------
                                                   1998          1997          1996         1995          1994
                                                   ----          ----          ----         ----          ----
NET ASSET VALUE:
   Beginning of period                          $  15.43     $  15.58        $  13.00     $  11.08      $  11.91
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                     (.07)        (.03)           (0.4)          --          (.01)
   Net realized and unrealized gains
     (losses) on investments                        3.15         2.50            4.07         2.96          (.51)
----------------------------------------------------------------------------------------------------------------
Total from operations                               3.08         2.47            4.03         2.96          (.52)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                         --           --              --           --          (.02)
   From realized gains                             (2.02)       (2.62)          (1.45)       (1.04)         (.29)
----------------------------------------------------------------------------------------------------------------
Total distributions                                (2.02)       (2.62)          (1.45)       (1.04)         (.31)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                $  16.49     $  15.43        $  15.58     $  13.00      $  11.08
----------------------------------------------------------------------------------------------------------------
Total investment return (1)                        22.19%       17.23%          33.00%       28.44%        (4.62%)
----------------------------------------------------------------------------------------------------------------
Net assets at end of year (000's omitted)       $404,327     $386,543        $356,317     $327,879      $285,175

RATIOS:
   Expenses to average daily net assets             1.00%(2)     0.92%(2)        0.77%        0.83%         0.82%
   Net investment income (loss) to average
     daily net assets                              (0.41%)(2)   (0.20%)(2)      (0.23%)       0.02%        (0.08%)
   Average brokerage commission rate (3)        $ 0.0540     $ 0.0510            n/a          n/a           n/a
Portfolio turnover rate (excluding short-term
  securities)                                      52.62%       38.66%          50.38%       75.40%        46.71%

-------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

2) Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 1998 and 1997, the investment adviser voluntarily absorbed $1,004,074, and $609,840, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% and 1.09% for the years ended June 30, 1998 and 1997, respectively, and the ratio of net investment income
    (loss) to average daily net assets would have been (0.66%) and (0.37%), respectively.

(3) Beginning in fiscal 1997, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                 Years Ended June 30,
                                                   ----------------------------------------------
                                                    1998           1997        1996         1995
                                                    ----           ----        ----         ----
NET ASSET VALUE:
   Beginning of period                             $18.89         19.27       $13.49       $10.00
--------------------------------------------------------------------------------------------------
Operations:
Net investment loss                                  (.17)         (.14)        (.11)        (.02)
Net realized and unrealized gains
   on investments                                    2.31           .57         6.03         3.56
--------------------------------------------------------------------------------------------------
Total from operations                                2.14           .43         5.92         3.54
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains                                (.68)         (.81)        (.14)        (.05)
--------------------------------------------------------------------------------------------------
Total distributions                                  (.68)         (.81)        (.14)        (.05)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                    $20.35        $18.89       $19.27       $13.49
--------------------------------------------------------------------------------------------------
   Total investment return (1)                      11.70%         2.37%       44.13%       35.59%
--------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)       $57,472       $58,358      $50,846      $12,015

Ratios:
  Expenses to average daily net assets               1.50%         1.50%        1.50%        1.50%
  Net investment income (loss) to average
    daily net assets                                (0.72%)       (0.81%)      (0.91%)      (0.30%)
  Average brokerage commission rate (2)           $0.0490       $0.0480         n/a          n/a
Portfolio turnover rate (excluding short-term
  securities)                                       79.54%        58.39%       69.92%       49.39%

-------------------


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Beginning in fiscal 1997, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT BALANCED FUND
FINANCIAL HIGHLIGHTS




                                                                 Years Ended June 30,                   Period Ended
                                                   ------------------------------------------------       June 30,
                                                     1998          1997         1996           1995        1994 (1)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Beginning of period                              $14.93         $12.57      $10.99          $9.48        $10.00
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               .34            .33         .30            .28           .13
  Net realized and unrealized gains
    (losses) on investments                          2.99           2.42        1.57           1.50          (.59)
-------------------------------------------------------------------------------------------------------------------
Total from operations                                3.33           2.75        1.87           1.78          (.46)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (.35)          (.32)       (.29)          (.27)        (.06)
  From realized gains                               (1.23)          (.07)      -----          -----          -----
-------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.58)          (.39)       (.29)          (.27)         (.06)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                    $16.68         $14.93      $12.57         $10.99         $9.48
-------------------------------------------------------------------------------------------------------------------
Total investment return (2)                         23.95%         22.42%      17.26%         19.16%        (4.56%)
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)        $7,422         $5,103      $4,062         $2,444        $1,296
-------------------------------------------------------------------------------------------------------------------
RATIOS:
  Expenses to average daily net assets               1.00%          1.00%       1.00%          1.00%         1.00%
  Net investment income to average daily
   net assets                                        2.20%          2.48%       2.61%          2.97%         2.87%
  Average brokerage commission rate (3)           $0.0560        $0.0570        n/a            n/a           n/a
Portfolio turnover rate (excluding short-term
  securities)                                       62.62%         38.16%     101.37%         50.61%        52.53%

---------------------

(1) Period from December 31, 1993 (commencement of operations), to June 30,
    1994.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) Beginning in fiscal 1997, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS




                                                                          Years Ended June 30,
                                                     ------------------------------------------------------------
                                                       1998          1997          1996         1995         1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Beginning of period                                $18.57        $16.29       $15.71       $14.87        $11.99
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                          .02           .01          .02          .09          (.04)
  Net realized and unrealized gains
   on investments                                      1.25          2.70         1.50         1.06          3.08
-----------------------------------------------------------------------------------------------------------------
Total from operations                                  1.27          2.71         1.52         1.15          3.04
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           (.03)         (.01)        (.09)        (.04)         (.10)
  From realized gains                                  (.67)         (.42)        (.85)        (.27)         (.06)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                    (.70)         (.43)        (.94)        (.31)         (.16)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                      $19.14        $18.57       $16.29       $15.71        $14.87
-----------------------------------------------------------------------------------------------------------------
 Total investment return (1)                           7.50%        17.04%       10.21%        7.86%        25.26%
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)         $99,721       $99,279      $88,712      $68,125       $63,699
-----------------------------------------------------------------------------------------------------------------
RATIOS:
  Expenses to average daily net assets                 1.50%(2)      1.50%(2)     1.50%(2)     1.50%(2)      1.65%(2)
  Net investment income (loss) to average
   daily net assets                                    0.12%(2)      0.05%(2)     0.13%(2)     0.62%(2)     (0.16%)(2)
  Average brokerage commission rate (3)             $0.0180       $0.0060         n/a          n/a           n/a
Portfolio turnover rate (excluding short-term
  securities)                                         43.74%        41.59%       38.55%       40.42%        42.48%

----------


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 1998, 1997, 1996, 1995, and 1994, the investment adviser voluntarily absorbed $338,651, $306,575, $269,556, $228,795, and $111,320, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the ended June 30, 1998, 1997, 1996,1995 and 1994, and the ratio of net investment income (loss) to average daily net assets would have been (0.23%), (0.30%), (0.22%), 0.27% and (0.36%) respectively.

(3) Beginning in fiscal 1997, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

SIT DEVELOPING MARKETS GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                 Years Ended June 30,
                                                                 --------------------
                                                     1998          1997         1996         1995
                                                     ----          ----         ----         ----
NET ASSET VALUE:
   Beginning of period                             $13.04        $10.95        $9.41       $10.00
-------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                         (.06)          .03         ----         ----
Net realized and unrealized gains
  (losses) on investments                           (3.92)         2.06         1.55         (.54)
-------------------------------------------------------------------------------------------------
Total from operations                               (3.98)         2.09         1.55         (.54)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                        (.01)         ----         ----         ----
   From realized gains                               ----          ----         (.01)        (.05)
-------------------------------------------------------------------------------------------------
Total distributions                                  (.01)         ----         (.01)        (.05)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                     $9.05        $13.04       $10.95        $9.41
-------------------------------------------------------------------------------------------------
Total investment return (1)                        (30.52%)       19.09%       16.51%       (5.44%)
-------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)       $11,505       $16,789       $8,646       $4,618
-------------------------------------------------------------------------------------------------
RATIOS:
  Expenses to average daily net assets               2.00%         2.00%        2.00%        2.00%
  Net investment income (loss) to average
    daily net assets                                (0.52%)        0.32%        0.06%        0.03%
  Average brokerage commission rate (2)           $0.0020       $0.0040         n/a          n/a
Portfolio turnover rate (excluding short-term
  securities)                                       53.36%        65.88%       46.22%       56.35%



(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Beginning in fiscal 1997, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

SIT REGIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                              Six Months
                                                                 Ended
                                                               June 30,
                                                                 1998
--------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                         $10.00
--------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                          .02
   Net realized and unrealized gains on investments              1.24
--------------------------------------------------------------------------------
Total from operations                                            1.26
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                   -----
   From realized gains                                          -----
--------------------------------------------------------------------------------
Total distributions                                             -----
--------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                               $11.26
--------------------------------------------------------------------------------
Total investment return (1)                                     12.60%
--------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $4,982

RATIOS:
   Expenses to average net assets                                1.00% (2)
   Net investment income to average daily net assets             0.44% (2)
   Average brokerage commission rate (3)                      $0.0569
Portfolio turnover rate (excluding short-term securities)       19.71%


----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended June 30, 1998, the investment adviser voluntarily absorbed $3,611 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the period ended June 30, 1998, and the ratio of net investment income
    (loss) to average daily net assets would have been 0.19%.

(3) The Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                              Six Months
                                                                 Ended
                                                               June 30,
                                                                 1998
--------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                         $10.00
--------------------------------------------------------------------------------
Operations:
Net investment income                                            (.01)
   Net realized and unrealized gains on investments              1.78
--------------------------------------------------------------------------------
   Total from operations                                         1.77
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   -----
   From realized gains                                          -----
--------------------------------------------------------------------------------
   Total distributions                                          -----
--------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                               $11.77
--------------------------------------------------------------------------------
Total investment return (1)                                     17.70%
--------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $4,858

RATIOS:
   Expenses to average net assets                                1.25% (2)
   Net investment income to average daily net assets            (0.21%)(2)
   Average brokerage commission rate (3)                      $0.0510
 Portfolio turnover rate (excluding short-term securities)      19.37%


----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the period ended June 30, 1998, the investment adviser voluntarily absorbed $4,655 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for the period ended June 30, 1998, and the ratio of net investment income
    (loss) to average daily net assets would have been (0.46%).

(3) The Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT MUTUAL FUNDS
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments in securities of Sit Large Cap Growth Fund, Inc., Sit Mid Cap Growth Fund, Inc., Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Regional Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.) as of June 30, 1998; the related statements of operations for the period ended June 30, 1998; the statements of changes in net assets for each of the periods in the two-year period ended June 30, 1998; and the financial highlights as presented in note 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit Small Cap Growth Fund, Sit Balanced Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Regional Growth Fund, and Sit Science and Technology Growth Fund as of June 30, 1998 and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




                                                     KPMG Peat Marwick LLP

Minneapolis, Minnesota
August 21, 1998

SIT MUTUAL FUNDS
FEDERAL INCOME TAX INFORMATION


     We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                               20 PERCENT   28 PERCENT
                                    ORDINARY     CAPITAL     CAPITAL
FUND AND PAYABLE DATE              INCOME (a)     GAIN         GAIN
---------------------              ----------     ----         ----

Large Cap Growth Fund
   December 16, 1997                $0.07794(b)  $ 1.75      $2.40756
                                    ========     ======      ========
Mid Cap Growth Fund
   December 16, 1997                $0.00000     $ 2.01      $0.00000
                                    ========     ======      ========

Small Cap Growth Fund
   December 16, 1997                $0.00000     $ 0.38      $0.29520
                                    ========     ======      ========

Balanced Fund
   October 8, 1997                  $0.09108     $ ----      $   ----
   December 16, 1997                 0.12744       0.56       0.62471
   April 8, 1998                     0.07886       ----          ----
   July 7, 1998                      0.07614       ----          ----
                                    --------     ------      --------
                                    $0.37353(d)  $ 0.56      $0.62471
                                    ========     ======      ========

International Growth Fund
   December 16, 1997                $0.19012(c)  $ 0.2       $0.28864
                                    ========     ======      ========

Developing Markets Growth Fund
   December 16, 1997                $0.01132(c)  $ 0.00      $0.00000
                                    ========     ======      ========


(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b) Taxable as dividend income, 100% qualifying for dividends-received deduction by corporations.

(c) Taxable as dividend income and does not qualify for dividends-received deduction by corporations.

(d) Taxable as dividend income, 22.72% qualifying for dividends-received deduction by corporations.

                         A LOOK AT THE SIT MUTUAL FUNDS



    Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages approximately $5.9 billion as of March 31, 1998, for some of America's largest corporations, foundatins and endowments.

    Sit Mutual Funds is comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

    Some of the other features include:

        * Free telephone exchange
        * Dollar-cost averaging through automatic investment plan.
        * Electronic transfer of funds for purchases and redemptions
        * Free check-writing privileges on bond funds
        * Retirement accounts including IRAs, Keoghs and 401(k) Plans

                              SIT FAMILY OF FUNDS

                                    [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation and   appreciation
                                         income

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH


          PRINCIPAL STABILITY           GROWTH
          & CURRENT INCOME              POTENTIAL

Directors:
               Eugene C. Sit, CFA
               Peter L. Mitchelson, CFA
               William E. Franzel
               John E. Hulse
               Sidney L. Jones
               Donald W. Phillips

Director Emeritus:
               Melvin C. Dahle

Officers:
               Eugene C. Sit, CFA            Chairman
               Peter L. Mitchelson, CFA      Vice Chairman
               Mary K. Stern, CFA            President
               Roger J. Sit                  Senior Vice President
               Erik S. Anderson, CFA         Vice President - Investments
               Ronald D. Sit, CFA            Vice President - Investments
               Bryce A. Doty, CFA(1)         Vice President - Investments
               Robert W. Sit(2)              Vice President - Investments
               John T. Groton, Jr., CFA(3)   Vice President - Investments
               John K. Butler, CFA(3)        Vice President - Investments
               Paul E. Rasmussen             Vice President & Treasurer
               Michael P. Eckert             Vice President - Sales
               Michael J. Radner             Secretary
               Debra A. Sit, CFA             Assistant Treasurer
               Carla J. Rose                 Assistant Secretary


(1) Sit Balanced Fund only
(2) Sit Science and Technology Growth Fund only
(3) Sit Regional Growth Fund only

ANNUAL REPORT STOCK FUNDS
YEAR ENDED JUNE 30, 1998


INVESTMENT ADVISER
SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

DISTRIBUTOR
SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

CUSTODIAN
THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675

TRANSFER AGENT AND DISBURSING AGENT
FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166

AUDITORS
KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS,MN 55402

LEGAL COUNSEL
DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

INVESTMENT SUB-ADVISER
(DEVELOPING MARKETS GROWTH FUND AND
INTERNATINAL GROWTH FUND)
SIT/KIM INTERNATINAL INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-3580